UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

SCHEDULE 14A

_____________________

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SG BLOCKS, INC.
(Name of Registrant as Specified in Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

5011 Gate Parkway, Building 100, Suite 100
Jacksonville, Florida 32256

September 2, 2022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of SG Blocks, Inc.:

We hereby notify you that the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting” or “Annual Meeting”) of SG Blocks, Inc., a Delaware corporation, will be held on October 14, 2022 beginning at 10:00 a.m., local time be held at 200 Broadhollow Road, Suite 207, Melville, New York 11747, for the following purposes:

1.      to elect the five (5) directors named in the proxy statement to serve on our Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.      to consider and vote upon ratification of the appointment of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.      to approve an amendment to our Stock Incentive Plan (the “Plan”) to increase the number of shares of common stock that we will have authority to grant under the Plan by 1,000,000 shares; and

4.      to approve, on an advisory, non-binding basis, the compensation of our named executive officers (Say-on-Pay);

5.      to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our Board of Directors has fixed the close of business on September 1, 2022 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of our 2022 Annual Meeting. The list of the stockholders of record as of the close of business on September 1, 2022 will be made available for inspection at the meeting and at our principal place of business for ten days prior to the 2022 Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 14, 2022.

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we are advising our stockholders of Internet availability of our proxy materials related to the 2022 Annual Meeting. SEC rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to use the “full set delivery” option, we are delivering our proxy materials to our stockholders by providing paper copies, as well as providing access to our proxy materials on a publicly accessible website. Our proxy statement, proxy card and this notice are available at www.sgblocks.com or www.astproxyportal.com/ast/23321.

On or about September 10, 2022, we will begin mailing this proxy statement.

YOUR VOTE IS IMPORTANT.    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SUBMIT A PROXY AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED.

By order of the Board of Directors,
/s/ Paul M. Galvin
Paul M. Galvin Chairman and Chief Executive Officer

5011 Gate Parkway, Building 100, Suite 100
Jacksonville, Florida 32256

PROXY STATEMENT

For the 2022 Annual Meeting of Stockholders to be held on October 14, 2022

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.01 par value per share (“Common Stock”), of SG Blocks, Inc., a Delaware corporation (referred to as “SG Blocks,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors of SG Blocks (the “Board” or “Board of Directors”) of proxies to be voted at our 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) to be held at 200 Broadhollow Road, Suite 207, Melville, New York 11747, on October 14, 2022, beginning at 10:00 a.m., local time, and at any adjournment or postponement of our 2022 Annual Meeting.

The purpose of the 2022 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting. The Board of Directors knows of no other business that will come before the 2022 Annual Meeting.

The Board of Directors is soliciting votes (1) FOR each of the five (5) nominees named herein for election to the Board of Directors; (2) FOR the ratification of the appointment of Whitney Penn, LLP (“Whitney Penn”) as our independent registered public accounting firm for our fiscal year ending on December 31, 2022; (3) FOR the approval of an amendment (the “Amendment”) to our Stock Incentive Plan to increase the number of shares of common stock that we will have authority to grant under the Plan by an additional 1,000,000 shares of common stock; and (4) FOR the approval of on an advisory, non-binding basis, the compensation of our named executive officers (Say-on-Pay).

HOW TO VOTE

Stockholders of Record

If your shares are registered directly in your name with SG Blocks’ transfer agent, American Stock Transfer & Trust Company, you are considered the “stockholder of record” of those shares and the proxy statement is being sent directly to you by SG Blocks. If you are a stockholder of record, you can vote your shares in one of two ways: either by submitting a proxy or voting in person at the 2022 Annual Meeting. If you choose to have your shares voted by submitting a proxy, you may do so by using the internet (please visit www.astproxyportal.com/ast/23321 and follow the instructions), by telephone, or by completing and returning by mail the proxy card you have received. Whichever method you use, each valid proxy received in time will be voted at the 2022 Annual Meeting in accordance with your instructions or, if no instructions are provided, your shares will be voted in accordance with the recommendations of the Board of Directors.

Vote by Mail

If you choose to submit your proxy by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

Vote by Internet or Telephone

If you choose to submit a proxy by internet, go to www.astproxyportal.com/ast/23321 to complete an electronic proxy card. Have your proxy card or voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. If you vote by telephone call 1-800-776-9437 and follow the instructions. Your internet or telephonic proxy must be received by 11:59 p.m. Eastern Time on October 13, 2022 to be counted.

Beneficial Owners of Shares Held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and the proxy statement is being forwarded to you by your broker, bank or nominee, who is considered the stockholder of record of those shares. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2022 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not obtain a proxy from the stockholder of record to vote your shares at the 2022 Annual Meeting, you may vote by following the voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

Voting at the 2022 Annual Meeting

Submitting a proxy by mail, internet or telephone will not limit your right to vote at the 2022 Annual Meeting if you decide to attend in person.

ANNUAL MEETING ADMISSION

All stockholders as of the record date are welcome to attend the 2022 Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our common stock on the record date. This can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2022 Annual Meeting, you will also be required to present proof of your ownership of our common stock on the record date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the 2022 Annual Meeting.

No cameras, recording equipment or electronic devices will be permitted in the 2022 Annual Meeting.

Information on how to obtain directions to attend the 2022 Annual Meeting is available at: www.sgblocks.com.

INFORMATION ABOUT THE ANNUAL MEETING

Q:	What information is contained in the proxy statement?
A:	The information included in this proxy statement relates to the proposals to be voted on at the 2022 Annual Meeting, the voting process and other required information.
Q:	How is the Company distributing the proxy materials?
A:

The rules of the Securities and Exchange Commission (the “SEC”) permit us to make our proxy materials available in one of two ways: the “full set delivery” option or the “notice only” option. A company may use a single method for all of its stockholders or may use both methods. We have elected to use the full set delivery option to deliver the proxy materials for the 2022 Annual Meeting to each stockholder of record as of the Record Date (as defined below). As such, on or about September 10, 2022, we will be mailing paper copies of our proxy materials to stockholders, as well as providing access to the proxy materials at www.sgblocks.com or www.astproxyportal.com/ast/23321. We may decide not to use the full set delivery option in the future; however, you will still have the right to request a free set of proxy materials by mail.

Q:	What items of business will be voted on at the 2022 Annual Meeting?
A:	The purpose of the 2022 Annual Meeting and matters to be acted upon are as follows:

1.      to elect the five (5) directors named in the proxy statement to serve on our Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.      to ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.      to approve an amendment to our Stock Incentive Plan to increase the number of shares of common stock that we will have authority to grant under the Plan by 1,000,000 shares;

4.      to approve, on an advisory, non-binding basis, the compensation of our named executive officers (Say-on-Pay); and

5.      to transact such other business as may properly come before the 2022 Annual Meeting or any adjournments or postponements thereof.

Q:	How does the Board of Directors recommend that I vote?
A:

The Board of Directors recommends that you vote your shares (1) FOR each of the five (5) nominees named herein for election to the Board of Directors; (2) FOR the ratification of the appointment of Whitney Penn as our independent registered public accounting firm for our fiscal year ending on December 31, 2022; (3) FOR the approval of an amendment to our Stock Incentive Plan to increase the number of shares of common stock that we will have authority to grant under the Plan by an additional 1,000,000 shares of common stock; and (4) FOR the approval on an advisory, non-binding basis, of the compensation of our named executive officers (Say-on-Pay). We do not expect that any other matters will be presented for consideration at the 2022 Annual Meeting. If, however, any other matters are properly presented, the persons named as proxies intend to vote on such matters in accordance with their judgment, including any proposal to adjourn or postpone the 2022 Annual Meeting.

Q:	Who may vote at and attend the 2022 Annual Meeting?
A:

You are entitled to notice of the 2022 Annual Meeting and to vote, in person or by proxy, at the 2022 Annual Meeting if you owned shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), as of the close of business on September 1, 2022, which has been fixed as the record date (the “Record Date”) for the 2022 Annual Meeting.

On the Record Date, 12,050,206 shares of Common Stock were issued and outstanding, held by 80 holders of record. Holders of record of our Common Stock are entitled to one vote per share.

All stockholders as of the Record Date, or their duly appointed proxies, may attend the 2022 Annual Meeting. If you attend the Annual Meeting in person, you will be asked to present photo identification (such as a state-issued driver’s license) and proof of your ownership of shares of Common Stock before entering the meeting. Please note that if you hold shares in “street name” (through a bank or broker, for example), you will need to bring a recent brokerage statement or a letter from your broker or bank reflecting your ownership of our Common Stock as of the Record Date. If you want to vote shares you hold in street name in person at the 2022 Annual Meeting, you must bring a legal proxy in your name from the broker, bank or other nominee that holds your shares.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:

Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Record Holder.    If your shares are registered directly in your name on the books of SG Blocks maintained with SG Blocks’ transfer agent, American Stock Transfer & Trust Company, you are considered the “record holder” of those shares, and the proxy statement is sent directly to you by SG Blocks. As the stockholder of record, you have the right to grant a proxy to someone to vote your shares or to vote in person at the 2022 Annual Meeting.

To ensure your shares are voted at the 2022 Annual Meeting, you are urged to provide your proxy instructions promptly online, by telephone or by mailing your signed proxy card in the envelope provided. Please refer to the instructions on the proxy card. Authorizing your proxy will not limit your right to attend the 2022 Annual Meeting and vote your shares in person.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name (also called a “street name” holder), and the proxy statement is forwarded to you by your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2022 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the Annual Meeting you may instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

If you hold your shares through a broker and you do not give instructions to the record holder on how to vote, the record holder will be entitled to vote your shares in its discretion on certain matters considered routine, such as the ratification of the appointment of independent auditors. The uncontested election of directors, the approval, on an advisory and non-binding basis, of the compensation of our named executive officers and the approval of the amendment to the Stock Incentive Plan are not considered routine matters; and, therefore, brokers do not have the discretion to vote on those proposals. If you hold your shares in street name and you do not instruct your broker how to vote in these matters not considered routine, no votes will be cast on your behalf. These “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on a particular proposal.

Q:	Can I change my vote or revoke my proxy?
A:

You may change your vote or revoke your proxy at any time before the final vote at the 2022 Annual Meeting. To change your vote or revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at SG Blocks, Inc., 5011 Gate Parkway, Building 100, Suite 100, Jacksonville, Florida 32256; (2) submit a later-dated proxy (either by mail or internet or telephone), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date; or (4) by attending the 2022 Annual Meeting in person and voting your shares during such time. Attending the 2022 Annual Meeting will not, by itself, revoke a proxy unless you specifically so request.

For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the 2022 Annual Meeting in person and voting your shares during such time.

Q:	Who can help answer my questions?
A:

If you have any questions about the 2022 Annual Meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact the Corporate Secretary, SG Blocks, Inc., at 5011 Gate Parkway, Building 100, Suite 100, Jacksonville, Florida 32256 or by phone at (646) 240-4235.

Q:	How are votes counted?
A:

In the election of directors, you may vote FOR all of the five (5) nominees named herein or you may direct your vote to be WITHHELD with respect to any one or more of the six nominees.

With respect to Proposals 2-4, you may vote FOR, AGAINST, or ABSTAIN. On these proposals, if you ABSTAIN, it has the same effect as a vote AGAINST.

If you provide specific instructions on your proxy card, your shares will be voted as you instruct. If you are a record holder and you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors, namely (1) FOR each of the five (5) nominees named herein for election to the Board of Directors; (2) FOR the ratification of the appointment of Whitney Penn as our independent registered public accounting firm for our fiscal year ending on December 31, 2022; (3) FOR the approval of an amendment to our Stock Incentive Plan to increase the number of shares of Common Stock that we will have authority to grant under the Plan by an additional 1,000,000 shares of common stock; and (4) FOR the approval of on an advisory, non-binding basis, the compensation of our named executive officers (Say-on-Pay).

Q:	What is a quorum and why is it necessary?
A:

Conducting business at the meeting requires a quorum. The holders of one third of the issued and outstanding shares of our common stock entitled to vote at the 2022 Annual Meeting, present in person or represented by proxy constitutes a quorum. Abstentions and proxies marked “withhold” for the election of directors are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2022 Annual Meeting. Broker non-votes ((which result when your shares are held in “street name”, and you do not tell the nominee how to vote your shares and the nominee does not have discretion to vote such shares or declines to exercise discretion) are treated as present for purposes of determining whether a quorum is present at the meeting.

Q:	What is the voting requirement to approve each of the proposals?
A:

For Proposal 1 (the election of directors), the five (5) persons named herein receiving the highest number of FOR votes cast at the 2022 Annual Meeting (from the holders of votes of shares present in person or represented by proxy at the 2022 Annual Meeting and entitled to vote on the election of directors) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Only votes FOR will affect the outcome. Abstentions, Withheld votes and broker non-votes, if any, will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. You do not have the right to cumulate your votes.

To be approved, Proposal 2, which relates to the ratification of the appointment of Whitney Penn, as our independent registered public accounting firm for the year ending December 31, 2022, must receive FOR votes from the holders of a majority of the shares present in person or represented by proxy at the 2022 Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as an AGAINST vote and broker-non votes, if any, will have no effect on the votes for this proposal. Although none are expected to exist in connection with Proposal 2 since this is a routine matter for which brokers have discretion to vote if beneficial owners do not provide voting instructions, broker non-votes, if any, will have no effect. This vote is advisory, and therefore is not binding on us or the Board of Directors. If our stockholders fail to ratify the appointment, the Board of Directors will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

To be approved, Proposal 3, which relates to the approval of an increase in the number of shares of Common Stock that may be granted under our Stock Incentive Plan, must receive FOR votes from the holders of a majority of the votes present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as an AGAINST vote. Broker non-votes will not affect the outcome of this proposal.

To be approved, Proposal 4, which relates to the approval, on an advisory, non-binding basis, of the compensation of our named executive officers (Say-on-Pay), must receive FOR votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as an AGAINST vote. Broker non-votes will have no effect. This vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board of Directors. The Board of Directors and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matter to be submitted to our stockholders at the 2022 Annual Meeting is Proposal 2. Each of Proposals 1, 3 and 4 are not routine matters. Accordingly, if you do not direct your broker how to vote in Proposal 1, 3 or 4, your broker may not exercise discretion and may not vote your shares on that proposal.

For purposes of Proposals 1, 3 and 4, broker non-votes are not considered to be “present in person or by proxy” at the meeting. As such, broker non-votes will have no effect on the outcome of the vote on Proposals 1, 3 or 4.

Q:	What should I do if I receive more than one proxy statement?
A:

You may receive more than one proxy statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy statement. Please follow the voting instructions on all of the proxy statements to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the 2022 Annual Meeting?
A:

We intend to announce preliminary voting results at the 2022 Annual Meeting and publish final results in a Current Report on Form 8-K, which we expect will be filed within four (4) business days of the 2022 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2022 Annual Meeting, we intend to file a Current Report on Form 8-K to publish results as to matters for which we have final votes and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	What happens if additional matters are presented at the 2022 Annual Meeting?
A:

Other than the four (4) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the 2022 Annual Meeting. If you grant a proxy, the persons named as proxy holder, Mr. Paul Galvin, our Chief Executive Officer and Interim Chief Financial Officer will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:	How many shares are outstanding and how many votes is each share entitled?
A:

Each share of our Common Stock that is issued and outstanding as of the close of business on September 1, 2022, the Record Date, is entitled to be voted on all items being voted on at the 2022 Annual Meeting, with each share being entitled to one vote on each matter. As of the Record Date, September 1, 2022, 12,050,206 shares of Common Stock were issued and outstanding.

Q:	Who will count the votes?
A:	One or more inspectors of election will tabulate the votes.
Q:	Is my vote confidential?
A:

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within SG Blocks or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the 2022 Annual Meeting?
A:

The Board of Directors is making this solicitation on behalf of SG Blocks, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards. In addition, we have retained D.F. King & Co., Inc. to aid in the solicitation of proxies for this year. We will pay D.F. King & Co., Inc. fees of not more than $7,500 plus expense reimbursement for its services. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards. Please contact D.F. King & Co., Inc. toll-free at (800) 967-0261 with any questions you may have regarding our proposals.

Q:	When are stockholder proposals due for next years’ Annual Meeting?
A:

To be considered for inclusion in next year’s Annual Meeting proxy materials pursuant to SEC Rule 14a-8, your proposal must be submitted in writing by Friday, May 5, 2023, to the attention of the Corporate Secretary of SG Blocks, Inc. at 5011 Gate Parkway, Building 100, Suite 100, Jacksonville, Florida 32256. If you wish to submit a proposal (including a director nomination) at the meeting that is not intended to be included in next year’s proxy materials prepared by SG Blocks, you must do so in accordance with SG Blocks’ bylaws, as amended (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations. See also “Stockholder Proposals for the 2023 Annual Meeting” elsewhere in this proxy statement.

PROPOSAL 1 — ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR THE ELECTION OF EACH OF THESE NOMINEES

At the 2022 Annual Meeting, five (5) nominees will be elected as directors. The following five (5) current members: Paul Galvin (Chairman of the Board), Christopher Melton, Yaniv Blumenfeld, Joseph Safina and David Villarreal (Lead Independent Director) have been nominated by the Nominating, Environmental, Social and Corporate Governance Committee and the Board of Directors of SG Blocks for election as directors of SG Blocks at the 2022 Annual Meeting. The Board of Directors believes that it is in the best interests of SG Blocks to elect the above-described nominees, each to serve as a director until the next annual meeting of stockholders and until his/her successor shall have been duly elected and qualified. All of the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the 2022 Annual Meeting, if any of the nominees named above is not available to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies may be voted for any one or more other persons that the Board of Directors designates in their place. It is the intention of the persons named as proxies to vote all shares of Common Stock for which they have been granted a proxy for the election of each of the nominees, each to serve as a director until the next annual meeting of stockholders and until his/her successor shall have been duly elected and qualified. Currently, the Board of Directors consists of six (6) members. Upon being informed that Maggie Coleman intends to retire from the Board of Directors effective as of October 1, 2022, we determined to reduce the size of the Board to five (5) directors, effective immediately after the 2022 Annual Meeting.

The Board of Directors believes that each of the nominees is highly qualified to serve as a member of the Board of Directors and each has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Nominating, Environmental, Social and Governance Committee and the Board of Directors seeks candidates with certain qualities that it believes are important, including experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest, those criteria and qualifications described in each director’s biography below and such other relevant factors that the Nominating Environmental, Social and Governance Committee considers appropriate in the context of the needs of the Board of Directors.

Director Nomination Process

The Nominating, Environmental, Social and Governance Committee evaluates and recommends director nominees for the Board’s consideration. Each of the director nominees for the 2022 Annual Meeting was evaluated and recommended by the Nominating, Environmental, Social and Governance Committee and unanimously approved by the Board of Directors.

Director Qualifications

The Nominating, Environmental, Social and Governance Committee has not established specific criteria or minimum qualifications that must be met by director nominees, but recognizes the value of nominating candidates who bring a variety of experiences, skills, perspectives and backgrounds to Board deliberations. The independent directors, when identifying nominees to serves as directors of the Company, consider each nominee’s qualifications, including educational, business and professional experience, such as real estate, manufacturing and finance, and whether such nominees will satisfy the independence standards under the Nasdaq capital Markets (“Nasdaq”) and SEC rules and regulations. We do not have a set policy or process for considering diversity in identifying nominees, but strive to identity and recruit nominees with a broad diversity of experience, talents, professions, backgrounds, perspective, age, gender, ethnicity and country of citizenship, and who possess the commitment necessary to make a significant contribution to the Company. Board nominees should be committed to enhancing long-term stockholder value and should possess high standards of integrity and ethical behavior. The Nominating, Environmental, Social and Governance Committee may also consider other elements it deems appropriate.

We believe that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the Board of Directors, contributing to the Board of Directors’ ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure. Therefore, the independent directors will generally re-nominate incumbent directors who continue to be qualified for Board of Directors service and are willing to continue in such role. If an incumbent director is not standing for re-election or if a vacancy occurs between annual stockholder meetings, the Committee will seek out potential candidates for Board of Directors appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based upon input from the members of the Board of Directors, senior management of the Company and, if the Committee deems appropriate, a third-party search firm.

Stockholder Recommendations

We will also consider director candidates submitted in writing by stockholders. A stockholder who wishes to nominate a person for election must provide written notice to the Company in accordance with the procedures set forth in our bylaws. Among other requirements, such notification shall contain certain background information and the consent of each nominee to serve as one our directors, if elected. Stockholder nominations for election to the Board of Directors for the 2022 annual meeting of stockholders must be made by written notification. See “Stockholder Proposals For the 2022 Annual Meeting.”

All potential director candidates will be evaluated in the same manner, regardless of the source of the recommendation.

INFORMATION ABOUT THE NOMINEES

2022 Nominees for Election as Directors

The following table sets forth the nominees to be elected at the 2022 Annual Meeting, each nominee’s age as of the Record Date, the year each nominee joined the Board of Directors and each nominee’s current position with the Company:

Name of Nominee	Age	Director Since	Position
Paul M. Galvin	59	November 2011	Chairman of the Board, Chief Executive Officer and Interim Chief Financial Officer
Yaniv Blumenfeld	49	April 2018	Director
Christopher Melton(1)(2)(5)	53	November 2011	Director
Joseph Safina(1)(3)(5)(6)	54	May 2021	Director
David Villarreal(1)(3)(4)(5)(7)	71	May 2021	Director

____________

(1)      Audit Committee Member

(2)      Audit Committee Chairman

(3)      Compensation Committee Member

(4)      Compensation Committee Chairman

(5)      Nominating, Environmental, Social and Corporate Governance Committee Member

(6)      Nominating, Environmental, Social and Corporate Governance Chairman

(7)      Lead Independent Director

Paul M. Galvin was appointed as a director and the Company’s Chief Executive Officer upon consummation of the reverse merger among CDSI Holdings Inc., CDSI Merger Sub, Inc., the Company, and certain stockholders of the Company on November 4, 2011 (the “Merger”). He was appointed as Interim Chief Financial Officer on May 18, 2022. Mr. Galvin is a founder of SG Blocks, LLC, the predecessor entity of the Company. He has served as the Chief Executive Officer of the Company since April 2009 and as a director of the Company since January 2007. Mr. Galvin has been a managing member of TAG Partners, LLC (“TAG”), an investment partnership formed for the purpose of investing in the Company, since October 2007. Mr. Galvin brings over 30 years of experience developing and managing real estate, including residential condominiums, luxury sales and market rate and affordable rental projects. Prior to his involvement in real estate, he founded a non-profit organization that focused on public health, housing and child survival, where he served for over a decade in a leadership position. During that period, Mr. Galvin designed, developed and managed emergency food and shelter programs through New York City’s Human Resources Administration and other federal and state entities. From November 2005 to June 2007, Mr. Galvin was Chief Operating Officer of a subsidiary of Yucaipa Investments, where he worked with religious institutions that needed to monetize underperforming assets. While there, he designed and managed systems that produced highest and best use analyses for hundreds of religious assets and used them to acquire and re-develop properties across the U.S. Mr. Galvin holds a Bachelor of Science in Accounting from LeMoyne College and a Master’s Degree in Social Policy from Fordham University. He was formerly an adjunct professor at Fordham University’s Graduate School of Welfare. Mr. Galvin previously served for 10 years on the Sisters of Charity Healthcare System Advisory Board and six years on the board of SentiCare, Inc. In 2011, the Council of Churches of New York recognized Mr. Galvin with an Outstanding Business Leadership Award.

We selected Mr. Galvin to serve on our Board because he brings extensive knowledge of the real estate and finance industries and managements experience. Mr. Galvin’s pertinent experience, qualifications, attributes and skills include his expertise in real estate development and management and finance.

Yaniv Blumenfeld joined the Board of Directors in April 2018. He founded Glacier Global Partners LLC in 2009 and is responsible for its strategic direction and oversees its investments and day-to-day management, including origination, underwriting, closing, investor relations and asset management functions. Mr. Blumenfeld has over 20 years of real estate experience, 13 years of which have been with leading Wall Street firms, where he was responsible for structuring, underwriting, pricing, securitizing and syndicating over $16 billion of commercial real estate loans and equity transactions. Prior to founding Glacier Global Partners LLC, Mr. Blumenfeld was a Managing Director at The Bear Stearns Companies, Inc. and JPMorgan Chase & Co., and, in such role, was responsible for structuring and closing over $2 billion in real estate debt and equity transactions for institutional clientele. Prior to that,

Mr. Blumenfeld was a Managing Director and Head of the CMBS Capital Markets Group for the U.S. at EuroHypo AG, then world’s largest real estate investment bank. In that capacity, Mr. Blumenfeld expanded the large loan CMBS group and oversaw the structuring, pricing, securitization and syndication functions and served on the bank’s investment committee in charge of approving all transactions. He designed and implemented risk-control measures, standardized underwriting and pricing models and structured over $4 billion of real estate loans. Other positions previously held by Mr. Blumenfeld include Senior Vice President at Lehman Brothers, PaineWebber/UBS and Daiwa Securities. Prior to joining the banking industry, Mr. Blumenfeld worked as a real estate consultant at Ernst & Young real estate consulting group, advising real estate owners and operators, and various investment banks. Mr. Blumenfeld received a Bachelor of Science in real estate finance from Cornell University School of Hotel Administration. He is a member of the CRE Finance Council, was a guest lecturer at Columbia University, and was a recipient of the Young Jewish Professional NYC Real Estate Entrepreneur & Achievement Award in 2013. He is also involved with various philanthropic organizations, including The American Israel Public Affairs Committee, White Plains Hospital, American Friends of Rabin Medical Center and is on the board of directors of Arts Westchester and the White Plains Business Improvement District.

We selected Mr. Blumenfeld to serve on our Board because he brings extensive knowledge of the real estate finance industry. Mr. Blumenfeld’s pertinent experience, qualifications, attributes and skills include expertise in real estate finance, risk-control, developments, investment banking and capital raising.

Christopher Melton was appointed as a director of the Company upon consummation of the Merger on November 4, 2011. Mr. Melton is a licensed real estate salesperson in the State of South Carolina and until June 2019 was a principal of Callegro Investments, LLC, a specialist land investor investing in the southeastern U.S., which he founded 2012. Since June 2019 he has served as a specialist Land Advisor with SVN. Mr. Melton also serves on several public and private boards, including Jupiter Wellness, Inc. since August 2019 and has served since February 2018 as chief investment officer and analyst at TNT Capital Advisors, a capital advisory firm based in Florida. He also served as a sales agent as MSK Commercial Services, a commercial real estate company, from February 2018 to June 2019. From 2000 to 2008, Mr. Melton was a Portfolio Manager for Kingdon Capital Management (“Kingdon”) in New York City, where he ran an $800 million book in media, telecom and Japanese investment. Mr. Melton opened Kingdon’s office in Japan, where he set up a Japanese research company. From 1997 to 2000, Mr. Melton served as a Vice President at JPMorgan Investment Management as an equity research analyst, where he helped manage $500 million in REIT funds under management. Mr. Melton was a Senior Real Estate Equity Analyst at RREEF Funds in Chicago from 1995 to 1997. RREEF Funds is the real estate investment management business of Deutsche Bank’s Asset Management division. Mr. Melton earned a Bachelor of Arts in Political Economy of Industrial Societies from the University of California, Berkeley in 1995. Mr. Melton earned Certification from University of California, Los Angeles’s Anderson Director Education Program in 2014.

We selected Mr. Melton to serve on our Board because he brings extensive knowledge of finance and the real estate industry. Mr. Melton’s pertinent experience, qualifications, attributes and skills include financial literacy and expertise, managerial experience and the knowledge and experience he has attained through his real estate investment and development activities.

Joseph Safina was appointed as a director of the Company on May 28, 2021. Mr. Safina is a serial entrepreneur with over thirty years of experience in investment banking working with public and privately held small to mid-cap companies. Since 1997, Mr. Safina has been the principal of Safina Capital, an “all-stage” investment firm which offers its portfolio companies investment capital, strategic insight, global relationships and operational support. He has been instrumental in helping his clients with large-scale fund-raising, merger & acquisitions, business development, marketing and financial management. In 1988, Joseph Safina joined NYSE Member firm, Gruntal & Co., as a Senior Vice President. He was a top producer and was tasked with building Gruntal’s Corporate Finance Department. He left Gruntal & Co. in 1993 and founded Nichols, Safina, Lerner & Co. Inc. (NSL) - a New York-based broker dealer. As the C.E.O. of NSL, he navigated the firm from a start-up into a 200 employee, multi-location company. Mr. Safina also headed up NSL’s trading desk, making markets in hundreds of stocks and was profiled as one of the top ten Bankers in the country in R.J. Shook’s “The Winners Circle”. Mr. Safina has raced cars professionally for over ten years and has competed at the prestigious 24 Hours at Daytona, The 12 Hours of Sebring and The 24 Hours of Dubai representing BMW, Ford and Porsche with several IMSA podium finishes. He is also a pilot, scuba diver and competitive cyclist.

We selected Mr. Safina to serve on our Board because he brings extensive knowledge of finance industry. Mr. Safina’s pertinent experience, qualifications, attributes and skills include financial literacy and expertise, managerial experience and the knowledge and experience he has attained through his investment activities.

David Villarreal was appointed as a director of the Company on May 28, 2021. Mr. Villarreal’s career spans over 40 years in various management, business and leadership capacities, beginning in 1977 when he served as Deputy Mayor and Senior Deputy Economic Development Advisor, under Mayor Tom Bradley in the City of Los Angeles. He has served since August 2014 as the Chief Administrative Officer of Affinity Partnerships, LLC, a Costco national mortgage services platform provider, with annual closed loan production of $8+ billion through a network of ten national mortgage lenders. From March 2011 to August 2014, he served as the President -Corporate Business Development, of Prime Source Mortgage, Inc. From September 2008 to September 2012, he served as a Consultant to the International Brotherhood of Teamsters.

We selected Mr. Villarreal to serve on our Board because he brings extensive knowledge of mortgage and real estate industry. Mr. Villarreal’s pertinent experience, qualifications, attributes and skills include financial literacy and expertise, managerial experience and the knowledge and experience he has attained through his real estate investment activities.

Vote Required

The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Annual Meeting is required for the election of these nominees as directors. You may vote “FOR” or “WITHHOLD” authority to vote for each of the nominees for director. Abstentions, Withheld votes and broker non-votes, if any, will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. Shares represented by properly executed proxies will be voted, if specific instructions are not otherwise given, in favor of each nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
THE ELECTION OF THE NOMINEES LISTED ABOVE AS DIRECTORS.

Stockholder Communications with Directors

The Board of Directors has established a process to receive communications from stockholders. Stockholders may contact any member or all members of the Board of Directors, any Board committee, or any chair of any such committee by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at SG Blocks, Inc., 5011 Gate Parkway, Building 100, Suite 100, Jacksonville, Florida 32256.

All communications received as set forth in the preceding paragraph will be opened by the office of our Secretary and the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients, and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in our company for review and possible response.

THE BOARD AND ITS COMMITTEES

Below is information regarding certain de-identified personal characteristics of our Board, utilizing the template included in the related Nasdaq Stock Market (“Nasdaq”) rules. Each term used in the table has the meaning given to it in the rule and related instructions.

Board Diversity Matrix (as of September 1, 2022)

Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—		—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to provide independent oversight of management. Our Board is currently led by a Chairman of the Board who also serves as our Chief Executive Officer. The Board understands that the right Board leadership structure may vary depending on the circumstances, and our independent directors periodically assess these roles and the Board leadership to ensure the leadership structure best serves the interests of the Company and stockholders.

Mr. Galvin currently holds the Chairman and Chief Executive Officer roles. Mr. Villarreal currently serves as the Lead Independent Director appointed by the majority of the Board.

The responsibilities of the Lead Independent Director include, among others: (i) serving as primary intermediary between non-employee directors and management; (ii) approving the agenda and meeting schedules for the Board; (iii) advising the Chairman of the Board as to the quality, quantity and timeliness of the information submitted by management to directors; (iv) recommending director candidates and selections for the membership and chairman position for each committee of the Board; (v) calling meetings of independent directors; and (vi) serving as liaison for consultation and communication with stockholders.

We believe the current leadership structure, with combined Chairman and Chief Executive Officer roles and a Lead Independent Director, best serves the Company and its stockholders at this time. Mr. Galvin possesses detailed and in-depth knowledge of the Company and the industry and the issues, opportunities and challenges we face, and is best positioned to ensure the most critical business issues are brought for consideration by the Board. In addition, having one leader serving as both the Chairman and Chief Executive Officer provides decisive, consistent and effective leadership, as well as clear accountability to our stockholders and customers. This enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and suppliers, particularly during times of turbulent economic and industry conditions. The Board believes the appointment of a strong Lead Independent Director and the use of regular executive sessions of the non-management directors, along with a majority the Board being comprised of independent directors, allow it to maintain effective oversight of management. We believe that the combination of the Chairman and Chief Executive Officer roles is appropriate in the current circumstances and, based on the relevant facts and circumstances, separation of these offices would not serve our best interests and the best interests of our stockholders at this time.

Director Independence

Nasdaq Listing Rule 5605 requires a majority of a listed company’s board to be comprised of independent directors. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Members of the Audit Committee and Compensation Committee must also satisfy the independence criteria set forth in Rules 10A-3 and 10C-1 under the Exchange Act, respectively. Under Nasdaq Listing Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Exchange Act Rule 10A-3, an Audit Committee member may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee of the Board, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, or otherwise be affiliated with the Company or any of its subsidiaries. In order for Compensation Committee members to be considered independent for purposes of Exchange Act Rule 10C-1, the Board must consider all factors specifically relevant to determining whether a director has a relationship to the Company that is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by the Company to the director; and (2) whether the director is affiliated with the Company or any of its subsidiaries or affiliates.

The Board has reviewed the materiality of any relationship that each of our directors has with the Company and has determined that each of Messrs. Villarreal, Melton and Safina, is “independent” in accordance with the Nasdaq Listing Rules. Mr. Galvin is not considered “independent” due to his executive position. Mr. Blumenfeld is also not considered “independent” due to compensation he received from certain business relationships he has with us. As such independent directors comprise a majority of our Board and the members of our Audit, Compensation, and Nominating, Environmental, Social and Corporate Governance Committees are fully independent.

Board and Committee Responsibilities

Generally

The Board is the ultimate decision-making body of the Company, except with respect to those matters to be decided by the stockholders. It selects the Chief Executive Officer and other members of the senior management team, which is charged with the conduct of the Company’s day-to-day business. The Board acts as an advisor and counselor to senior management and ultimately monitors its performance. The function of the Board to monitor the performance of senior management is facilitated by the presence of non-employee directors who have substantive knowledge of the Company’s business.

Our Board has established a separate standing Audit Committee, Compensation Committee and Nominating, Environmental, Social and Corporate Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating, Environmental, Social and Corporate Governance Committee operates pursuant to a written charter, a copy of which may be viewed on the Company’s website at https://www.sgblocks.com under the “Investors — Corporate Governance” tab.

Audit Committee

The members of our Audit Committee are Mr. Melton, who serves as chairperson, Mr. Safina and Mr. Villarreal. The Audit Committee Charter requires that the Audit Committee consist of at least three members of the Board, each of whom is required to be independent as defined by Nasdaq and SEC rules. The Board has determined that each member of the Audit Committee is independent, as defined by Rule 10A-3 of the Exchange Act and Nasdaq Marketplace Rule 5605(a)(2). The Board has also determined that Mr. Melton is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K under the Exchange Act.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. Functions of the Audit Committee include, but are not limited to, reviewing the results and scope of the audit performed, and the financial recommendations provided by, our independent registered public accounting firm and coordinating the Board’s oversight of our internal financing and accounting processes.

All audit services to be provided to the Company by our independent public accounting firm, Whitley Penn, are pre-approved by the Audit Committee prior to the initiation of such services (except for items exempt from pre-approval requirements under applicable laws and rules). The Audit Committee approved all services provided by Whitley Penn to us during 2021.

Compensation Committee

The members of our Compensation Committee are Mr. Villarreal, who serves as chairperson, Mr. Melton and Mr. Safina. The Compensation Committee Charter requires that the Compensation Committee consist of at least two members of the Board, each of whom is required to be independent as defined by Nasdaq rules. The Board has determined that each member of the Compensation Committee is independent, as defined in Nasdaq Marketplace Rule 5605(a)(2).

Functions of the Compensation Committee, include, but are not limited to: reviewing and approving, or recommending the Board approve, compensation arrangements for our executive officers, including salary and payments under the Company’s equity-based plans; reviewing compensation for non-employee directors and recommending changes to the Board; and administering our stock compensation plans. Our principal executive officer annually reviews the performance of each of the named executive officers and other officers and makes recommendations regarding the compensation of the named executive officers and other officers and managers of the company, while the Compensation Committee reviews the performance of our principal executive officer. The conclusions and recommendations resulting from our principal executive officer’s review are then presented to the Compensation Committee for its consideration and approval. The Compensation Committee can exercise its discretion in modifying any of our principal executive officer’s recommendations. The Compensation Committee may delegate its authority to a subcommittee of its members.

In performing its functions, the Compensation Committee may retain or obtain the advice of such compensation consultants, legal counsel and other advisors. In September 2020, the Compensation Committee engaged Haigh & Company as its independent compensation consultant. With the assistance of Haigh & Company, the Compensation Committee developed and implemented an organizational framework covering salary, annual bonus and equity ownership, with the goal of attracting and retaining talented individuals who are critical to the Company’s long-term success and aligning pay with performance. Based on the information received from the consultant, the Compensation Committee believes that the work Haigh & Company performed in 2020 did not raise a conflict of interest and that it was fully independent. The Compensation Committee had previously engaged Haigh & Company in February 2018 as its independent compensation consultant

Nominating, Environmental, Social and Corporate Governance Committee

The members of our Nominating, Environmental, Social and Corporate Governance Committee are Mr. Safina, who serves as the chairperson, Mr. Melton and Mr. Villarreal. The Nominating, Environmental, Social and Corporate Governance Committee Charter requires that the Nominating, Environmental, Social and Corporate Governance Committee consist of at least two members of the Board, each of whom is required to be independent as defined by Nasdaq rules. The Board has determined that each member of the Nominating, Environmental, Social and Corporate Governance Committee is independent, as defined in Nasdaq Marketplace Rule 5605(a)(2). Specific responsibilities of the Nominating, Environmental, Social and Corporate Governance Committee include: (i) considering and recommending to the Board, candidates for election to the Board; (ii) considering recommendations and proposals submitted by stockholders in respect of Board nominees, establishing policies in respect of such recommendations and proposals (including stockholder communications with the board of directors), and recommending any action to the Board in respect of such stockholder recommendations and proposals; (iii) identifying, evaluating and recommending to the board of directors, candidates to serve on committees of the Board; (iv) assessing the performance of the Board; (v) reviewing the Company’s sustainability and societal impact and (vi) reviewing risk governance structure, risk assessment and risk management practices and guidelines, policies and processes for risk assessment and risk management, including cyber security measures.

Role of the Board in Risk Oversight

Our executive officers are responsible for the day-to-day management of risks the Company faces, while our Board has an advisory role in the Company’s risk management process, as a whole and at the committee level, and, in particular, the Board is responsible for monitoring and assessing strategic and operational risk exposures, including cybersecurity risk. The Board and committees rely on the representations of management, the external audit of our financial and operating results, our systems of internal control and our historic practices when assessing the Company’s risks. The Audit Committee oversees management of financial risk exposures and the steps management has taken to monitor and control these exposures, and additionally provides oversight of internal controls. The Compensation Committee, in conjunction with the Audit Committee, assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed about such risks by committee reports, as well as advice and counsel from expert advisors.

Family Relationships

There are no family relationships between the directors of the Board or any of the executive officers of the Company.

Conduct of Board Meetings

The Chairman sets the agenda for Board meetings with the understanding that the Board is responsible for providing suggestions for agenda items that are aligned with the advisory and monitoring functions of the Board. Agenda items that fall within the scope of responsibilities of a committee of the Board are reviewed with the chair of that committee. Any member of the Board may request that an item be included on the agenda. Board materials related to agenda items are provided to Board members sufficiently in advance of Board meetings to allow the directors to prepare for discussion of the items at the meeting. At the invitation of the Board, members of senior management recommended by the Chairman attend Board meetings or portions thereof for the purpose of participating in discussions.

Meeting Attendance

During 2021, our Board of Directors held six meetings of the full Board, seven Audit Committee meetings, four Compensation Committee, and three Nominating, Environmental, Social and Corporate Governance Committee meetings. Each of the incumbent directors attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors held during the period for which he was a director and the total number of meetings held by all committees of the Board of Directors on which he served during the periods that he was a member of that committee.

Prior to the COVID-19 pandemic, our directors have been encouraged, but not required to attend the Annual Meeting of Stockholders. Due to COVID-19 concerns, one of our directors attended our 2021 Annual Meeting in person and one or more of our directors are expected not to attend the 2022 Annual Meeting of Stockholders.

Anti-Hedging and Anti-Pledging Policy

We maintain an insider trading policy that applies to our officers and directors that prohibits trading our securities when in possession of material non-public information. It also prohibits the hedging of our securities, including short sales or purchases or sales of derivative securities based on our securities, and, unless an exemption is approved by our Audit Committee, the pledging of our securities. Since the adoption of our insider trading policy, the Audit Committee has not granted any such exemptions to the policy’s general prohibition on pledging.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10 percent of a registered class of SG Blocks, Inc. equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such officers, directors and persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file with the SEC.

Based solely on a review of the copies of such forms that were received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we are not aware of any failures to file reports or report transactions in a timely manner during the year ended December 31, 2021 other than a late Form 3 filed by Mr. Rogers and a late Form 4 with respect to two restricted stock unit issuances.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics is posted on our website at https://www.sgblocks.com under the “Investors — Corporate Governance” tab, and is available free of charge, upon request to our Corporate Secretary at SG Blocks, Inc., 5011 Gate Parkway, Building 100, Suite 100, Jacksonville, Florida 32256; telephone number: (646) 240-4235. Any substantive amendment of the Code of Business Conduct and Ethics, and any waiver of the Code of Business Conduct and Ethics for executive officers or directors, will be made only after approval by the Board or a committee of the Board and will be disclosed on our website. In addition, any such waiver will be disclosed within four days on a Form 8-K filed with the SEC if then required by applicable rules and regulations.

Certain Relationships and Related Party Transactions

Related Party Transactions

The following is a summary of transactions since January 1, 2020 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or beneficial holders of more than five percent of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements and equity awards granted to our executive officers and directors during 2020 and 2021 that are described under the sections of this proxy statement entitled “Executive Compensation” and “Director Compensation”.

On January 21, 2020, CPF GP 2019-1 LLC (“CPF GP”) issued to the Company a promissory note in the principal amount of $400,000 (the “Company Note”) and issued to Paul Galvin, the Company’s Chairman and CEO, a promissory note in the principal amount of $100,000 (the “Galvin Note”). The transaction closed on January 22, 2019, on which date the Company loaned CPF GP 2019-1 LLC $400,000 and Mr. Galvin personally loaned CPF GP $100,000 on behalf of the Company.

The Company Note and Galvin Note were issued pursuant to the Loan Agreement and Promissory Note, dated October 3, 2019, as amended on October 15, 2019 and November 7, 2019 by and between the CPF GP and the Company, and bear interest at five percent (5%) per annum, payable, together with the unpaid principal amount of the promissory notes, on the earlier of the July 31, 2023 maturity date or upon the liquidation, redemption sale or issuance of a dividend upon the LLC interests in CPF MF 2019-1 LLC, a Texas limited liability company of which CPF GP is the general partner. The terms of the Galvin Note, however, provide that all interest payments due to Mr. Galvin under the Galvin Note shall be paid directly to, and for the benefit of, the Company. In connection with the issuance of the Company Note and the Galvin Note, CPF GP, the Company and Mr. Galvin entered into a Security Agreement, dated January 21, 2020, pursuant to which CPF GP granted a security interest in its LLC interests in CPF MF 2019-1 LLC to the Company and Mr. Galvin to secure its obligations thereunder. Subsequent to the year ended December 31, 2021, the Galvin Note was assigned to the Company and the principal amount of $100,000 was returned to Mr. Galvin. The Company has a promissory note in the principal amount of $100,000 and the assignment of the promissory note occurred in January 2022.

On January 31, 2020, Mahesh Shetty, the Company’s former President and Chief Financial Officer (“Former Employee”), filed suit against the Company and its Chairman and Chief Executive Officer, Paul Galvin, claiming (i) $372,638 in unpaid wages and bonuses and (ii) $300,000 due in severance (hereafter the “Action”). On March 25, 2020, the Former Employee filed an amended complaint raising additional claims of retaliation under the Fair Labor Standards Act, 29 U.S.C. §201 et. seq. (“FLSA”), and contractual indemnification. On April 27, 2020, the Company filed a motion to dismiss the Action. The Company asserted that the Former Employee agreed to accept (and did receive) restricted stock units of the Company’s common stock in full satisfaction and payment of all alleged unpaid wages and bonuses that are claimed in the Action, and/or has otherwise been paid in full for all amounts claimed. The Company further maintained that the Former Employee’s employment agreement precludes any entitlement to or liability for severance. On June 15, 2020, the Court entered a decision granting in part and denying in part the

Company’s motion to dismiss. Specifically, the Court dismissed the Former Employee’s claim (i) for severance (in the amount of $300,000) and unpaid wages pursuant to the FLSA, but denied dismissal of the Former Employee’s claims for retaliation under the FLSA or unpaid wages allegedly due under the New York Labor Law.

On or about September 14, 2021, the Company and Former Employee entered into a settlement and release agreement resolving their respective claims. On September 14, 2021, the parties filed a joint motion seeking court approval of the settlement. The motion to approve the settlement remains pending before the court.

During 2021, the Company paid a company controlled by Yaniv Blumenfeld $66,296 for development work related to the Company’s Lago Vista project and paid Mr. Blumenfeld’s spouse $75,642 in consulting fees in connection with the Company’s COVID-19 testing program.

Related Party Review Procedures

Pursuant to our Audit Committee charter, our Audit Committee reviews on an on-going basis our policies and procedures for reviewing and approving or ratifying all “Related Party Transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K), including the Company’s Related Person Transaction Policy, and recommend any changes to the Board. In accordance with our Related Person Transaction Policy and Nasdaq Rule 4350 (h), the Audit Committee conducts appropriate review and oversight of all related person transactions for potential conflict of interest situations on an ongoing basis. Any transaction with a related person is subject to our written policy for transactions with related persons. Pursuant to such policy, our Audit Committee reviews in advance all related person transactions. The Audit Committee approves only those related person transactions that are determined to be in, or not inconsistent with, the best interests of the Company and its stockholders, taking into account all available facts and circumstances as the Audit Committee determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to: whether the transaction was undertaken in the ordinary course of business of the Company; the purpose and potential benefits of the transaction to the Company; the terms of the transaction and of comparable transactions that would be available to unrelated third parties or to employees generally; and the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer. In reviewing and approving such transactions, the Audit Committee obtains, or will direct management to obtain on its behalf, all information that the Audit Committee believes to be relevant and important to a review of the transaction prior to its approval. The Audit Committee may adopt any further policies and procedures relating to the approval of related person transactions that it deems necessary or advisable from time to time.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Whitley Penn, an independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2022. Whitley Penn has served as the Company’s independent registered public accounting firm since July 28, 2016. The Board of Directors proposes that the stockholders ratify this appointment. We expect that representatives of Whitley Penn will be present at the meeting via telephone, will be able to make a statement if they so desire and will be available to respond to appropriate questions.

Although stockholder approval of this appointment is not required by law or binding on the Audit Committee, the Audit Committee believes that stockholders should be given the opportunity to express their views. If the stockholders do not ratify the appointment of Whitley Penn as the Company’s independent auditors, the Audit Committee will consider this vote in determining whether to continue the engagement of Whitley Penn.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Whitley Penn as our independent registered public accounting firm.

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees for professional service rendered by Whitley Penn for each of the last two fiscal years:

	2021	2020
Audit fees(1)	$225,000	$199,500
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Totals	$225,000	$199,500

__________

(1)      Audit fees include fees paid to Whitley Penn for professional services rendered for the audit for our annual financial statements and reviews of the financial statements included in our Quarterly Reports on Form 10-Q and fees related to securities registration statements and related comfort letter procedures.

(2)      Audit-related fees principally involve other assurance and related services.

(3)      Tax services include tax compliance and tax planning consulting services. No tax services were performed for us by Whitley Penn in 2021 or 2020.

(4)      No other services were performed for us by Whitley Penn in 2021 or 2020.

The Audit Committee has implemented pre-approval procedures consistent with the rules adopted by the SEC. All audit services to be provided to the Company by our independent public accounting firm, Whitley Penn, are pre-approved by the Audit Committee prior to the initiation of such services (except for items exempt from pre-approval requirements under applicable laws and rules). The Audit Committee has determined that the provision of the services by Whitley Penn reported hereunder had no impact on its independence.

Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy at the 2022 Annual Meeting will be required to approve the ratification of the appointment of SG Blocks’ registered public accounting firm. Abstentions will have the effect of a vote against and broker-non-votes, if any, see above (although none are anticipated since this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions not directed by stockholders how to vote), will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF WHITLEY PENN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.

AUDIT COMMITTEE REPORT1

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal control. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has reviewed and discussed with Whitley Penn, our independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by the Statement on Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the U.S. Public Company Accounting Oversight Board. In addition, the Audit Committee has received the written disclosures and the letter from Whitley Penn required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Whitley Penn its independence.

Based on the considerations and discussions referred to above, the Audit Committee recommended to our Board of Directors (and the Board of Directors approved) that the audited consolidated financial statements for the year ended December 31, 2021 be included in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC.

This report is provided by the following independent directors, who served on the Audit Committee during the year ended December 31, 2021:

Christopher Melton (chair)
Maggie Coleman
Joseph Safina

____________

1        The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of SG Blocks, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE OFFICERS

The table below sets forth the executive officers of the Company:

Name	Age	Position with the Company	Executive Officer of the Company Since
Paul M. Galvin	59	Chief Executive Officer and Interim Chief Financial Officer	November 2011
William Rogers	55	Chief Operating Officer	December 2020

The biographies for Mr. Rogers is set forth below. The biography for Mr. Galvin is provided above under “Proposal 1 — Election of Directors.”

William Rogers has served as the Company’s Chief Operating Officer since December 2020. Mr. Rogers has over 30 years of professional construction experience as lead superintendent. From April 2007 through December 2020, Mr. Rogers acted as the Construction Superintendent at Plaza Construction Corp. based out of New York City. As the Construction Superintendent, Mr. Rogers supervised and directed subcontractors while demonstrating strong leadership, communication, organizational and time management skills. As part of his responsibilities, Mr. Rogers monitored costs including labor and material, project schedule and progress, and coordinated the sequence of construction details.

Executive officers are appointed by, and serve at the discretion of, the Board of Directors.

EXECUTIVE COMPENSATION

We are a “smaller reporting company” and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about its executive compensation program, the Compensation Committee is committed to providing the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the 2021 executive compensation program for our named executive officers.

The following discussion and table relates to compensation arrangements on behalf of, and compensation paid by our Company to, our “named executive officers”: Paul M. Galvin, Gerald Sheeran, and William Rogers.

Summary Compensation Table

The following table sets forth all compensation awarded to, paid to or earned by the following named executive officers for the fiscal years ended December 31, 2021 and 2020:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Paul M. Galvin	2021	$400,000	$100,000	$1,183,000	$40,657	$1,723,657
Chairman and Chief Executive Officer	2020	$330,945	$—	$1,274,096	$36,674	$1,641,715

Gerald Sheeran(3)	2021	$191,250	$64,250	$338,000	$17,529	$611,029
Former Chief Financial Officer and Controller	2020	$157,500	$—	$150,030	$33,694	$341,224

William Rogers	2021	$300,000	$75,000	$802,750	$9,903	$1,187,653
Chief Operating Officer	2020	$20,000	$—	$—	$5,769	$25,769

____________

(1)      On October 1, 2021, the Compensation Committee granted RSUs with a value of $1,183,000 to Mr. Galvin, $802,750 to Mr. Rogers and $338,000 to Mr. Sheeran. On April 14, 2020, the Compensation Committee granted RSUs with a value of $53,935 to Mr. Galvin and $14,280 to Mr. Sheeran. On September 23, 2020 the Compensation Committee awarded, RSUs with a value of $135,750 to Mr. Sheeran. On December 9, 2020, the Compensation Committee awarded RSUs with a value of $1,220,161 to Mr. Galvin. This column indicates the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“FASB ASC Topic 718”). See “Note 19 — Share-based Compensation” of the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2021 for an explanation of the assumptions made in valuing these awards.

(2)      For 2021, all other compensation consisted of: Mr. Galvin — automobile allowance of $9,600, medical insurance allowance of $29,257 and phone allowance of $1,800; Mr. Sheeran — phone allowance of $1,500, automobile allowance of $1,500, $5,125 matching contributions under the Company’s 401(k) plan, medical insurance allowance of $9,404; Mr. Rogers — medical insurance allowance of $8,278 and $1,625 phone allowance. For 2020, all other compensation consisted of: Mr. Galvin — automobile allowance of $10,400, medical insurance allowance of $24,474 and phone allowance of $1,800; Mr. Rogers — other allowances of $5,769 Mr. Sheeran — phone allowance of $1,500, medical insurance allowance of $7,894, other allowances of $22,500 and $1,800 matching contributions under the Company’s qualified 401(k) plan.

(3)      Mr. Sheehan’s employment terminated on May 12, 2022.

Narrative Disclosure to Summary Compensation Table

Following is a brief summary of each core element of the compensation program for our named executive officers.

Base Salary

We provide competitive base salaries that are intended to attract and retain key executive talent. Base salary levels depend on the executive’s position, responsibilities, experience, market factors, recruitment and retention factors, internal equity factors and our overall compensation philosophy. Effective January 1, 2017, we entered into an employment agreement with Mr. Galvin as described further below under “Employment Agreements.” On July 24, 2018, the Compensation Committee approved an increase to the annual base salary of Mr. Galvin, the Company’s President, retroactive to January 1, 2018. Mr. Galvin’s salary increased from $240,000 to $370,000. Such increases were based on a competitive market assessment provided by Haigh & Company, the Compensation Committee’s independent compensation consultant. On December 1, 2019, the annual base salary for Mr. Galvin decreased from $370,000 to $180,000. On April 24, 2020, the annual base salary for Mr. Galvin increased from $180,000 to $400,000 and on July 5, 2022 the annual base salary for Mr. Galvin was further increased to $500,000.

On August 22, 2019, the Board appointed Gerald Sheeran, the former Controller of the Company, as the acting Chief Financial Officer of the Company. Effective on August 21, 2019, the annual base salary of Mr. Sheeran increased from $120,000 to $180,000 as a result of his appointment to Acting Chief Financial Officer. The annual base salary for Mr. Sheeran decreased from $180,000 to $120,000 effective December 1, 2019. On May 15, 2020, the annual base salary for Mr. Sheeran increased from $120,000 to $180,000. On September 30, 2021, we entered into an employment agreement with Mr. Sheeran as described further below under “Employment Agreements” pursuant to which the annual base salary for Mr. Sheeran increased from $180,000 to $225,000. Mr. Sheeran’s employment terminated on May 12, 2022.

On December 7, 2020, the Company appointed William Rogers to serve as the Company’s Chief Operations Officer with an annual base salary of $300,000 per year. On September 27, 2021, we entered into an employment agreement with William Rogers as described further below under “Employment Agreements”.

Pursuant to the terms of the Rogers Employment Agreement, October 1, 2021, Mr. Rogers was issued a restricted stock grant under our Stock Incentive Plan, as amended (the “Plan”), of 37,500 shares of the Company’s common stock, vesting upon issuance, and the grant to Mr. Rogers of a restricted stock grant under the Plan of 200,000 shares of our common stock, vesting monthly over two years.

Bonus Payments

No bonuses were earned by any named executive officer for 2020. Bonus were accrued in 2021 for Mr. Galvin for $100,000, Mr. Rogers for $75,000 and Mr. Sheeran for $56,250 and subsequently paid in 2022. Mr. Sheeran had a bonus of $8,000 in 2021 that was approved by management prior to Mr. Sheeran entering into the executive employment agreement.

Stock Options and Restricted Stock Units

In the past, we generally offered stock options and restricted stock units to our key employees, including our named executive officers, as the long-term incentive component of our compensation program. Our stock options allow key employees to purchase shares of our Common Stock at a price per share equal to the fair market value of our common stock on the date of grant, and may be intended to qualify as “incentive stock options” under the Internal Revenue Code. No stock options were granted to any named executive officer for 2021 or 2020. Mr. Galvin, Mr. Rogers, Mr. Sheeran were issued an aggregate of 350,000, 437,500 and 100,000 restricted stock units on October 1, 2021.

Employment Agreements

The following discussion relates to compensation arrangements on behalf of, and compensation paid by the Company to, Messrs. Galvin, Rogers, and Sheeran pursuant to the terms of their employment agreements with the Company.

Paul M. Galvin

We employ Mr. Galvin, our Chief Executive Officer and Chairman of the Board, pursuant to employment agreement, effective January 1, 2017. The employment agreement provided for an initial term of two years, with automatic renewals unless earlier terminated pursuant to the provisions of the employment agreement. The employment agreement originally provided for base compensation in the amount of $240,000 per year, which was increased to $370,000 in early 2019, but subsequently reduced to $180,000 in December 2019. The employment agreement also provides for incentive compensation at the discretion of our Board. The agreement provides for the payment of severance compensation in an amount equal to one year of his base annual salary, if his employment is terminated by the Company other than for “Cause,” as defined therein. In April 2020, we entered into an amendment to Mr. Galvin’s employment agreement, dated January 1, 2017, to extend the term of employment to December 31, 2021 and increased the annual base salary to $400,000 which was subsequently increased to $500,000 on July 5, 2022, provide for a performance bonus structure for a bonus of up to 50% of base salary upon the Company’s achievement of $2,000,000 EBITDA and additional performance bonus payments for the achievement of EBITDA in excess of $2,000,000 based on a percentage of the incremental increase in EBITDA (ranging from 10% of the incremental increase in EBITDA if the Company achieves over $2,000,000 and up to $7,000,000 in EBITDA, 8% of the incremental increase in EBITDA if the Company achieves over $7,000,000 and up to $12,000,000 in EBITDA and 3% of the incremental increase in EBITDA over $12,000,000), provide for a profits-based additional bonus of up to $250,000 in certain limited circumstances, and provide for one (1) year severance, plus a pro-rated amount of any unpaid bonus earned by him during the year as verified by the Company’s principal financial officer, if Mr. Galvin is terminated without cause. At the Company’s option, up to fifty (50%) percent of the EBITDA performance bonuses may be paid in restricted stock units if then available for grant under the Company’s Stock Incentive Plan. All other terms of the employment agreement remain in full force and effect.

William Rogers

On September 27, 2021, we entered into an executive employment agreement with William Rogers to employ Mr. Rogers as the Company’s Chief Operating Officer for an initial term of two (2) years, which provides for an annual base salary of $300,000, a discretionary bonus of up to 25% of his base salary upon achievement of objectives as may be determined by the Company’s board of directors, term life insurance coverage equal to two (2) times annual base salary, three weeks’ vacation and severance in the event of a termination without cause in amount equal to one year’s annual base salary and benefits.

Pursuant to the terms of the Rogers Employment Agreement, October 1, 2021, Mr. Rogers was issued a restricted stock grant under our Stock Incentive Plan, as amended (the “Plan”), of 37,500 shares of the Company’s common stock, vesting upon issuance, and a restricted stock grant under the Plan of 200,000 shares of our common stock, vesting monthly over two years.

Mr. Rogers is subject to a one-year post-termination non-compete and non-solicit of employees and clients. He is also bound by confidentiality provisions.

Gerald Sheeran

On September 30, 2021, we entered into an executive employment agreement with Gerald Sheeran to employ Mr. Sheeran as the Company’s Prior Acting Chief Financial Officer for an initial term of two (2) years, which provided for an annual base salary of $225,000, a discretionary bonus of up to 25% of his base salary upon achievement of objectives as may be determined by the Company’s board of directors, a car allowance and severance in the event of a termination without cause in amount equal to equal to one year’s annual base salary and benefits.

Pursuant to the terms of the employment agreement, we issued a restricted stock grant under the Plan of 100,000 shares of common stock, vesting quarterly over two (2) years.

The agreement provided that Mr. Sheeran was subject to a one-year post-termination non-compete and non-solicit of employees and clients and confidentiality provisions.

Mr. Sheeran’s employment terminated on May 12, 2022.

RSU Grants

On October 1, 2021, the Company’s Compensation Committee (the “Compensation Committee”) of the Board of Directors of SG Blocks, Inc. granted the following awards of restricted stock units (RSUs) under the Plan: (i) Paul Galvin, the Company’s Chairman and CEO, 350,000 RSUs under the Plan vesting quarterly over two years, (ii) William Rogers, the Company’s Chief Operating Officer, 37,500 RSUs under the Plan vesting upon issuance and 200,000 RSU’s under the Plan vesting monthly over two years, and (iii) Gerald Sheeran, the Company’s Former Acting Chief Financial Officer, 100,000 RSUs under the Plan vesting quarterly over two years.

Retirement, Health, Welfare, and Additional Benefits

Our executive officers are eligible to participate in our employee benefit plans and programs, including medical benefits, flexible spending accounts, short and long-term disability and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. Our executive officers are also eligible to participate in a tax-qualified 401(k) defined contribution plan to the same extent as our other full-time employees. Currently, we do match contributions made by participants in the 401(k) plan or make other contributions to participant accounts.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding the outstanding option awards held by the named executive officers as of December 31, 2021:

		Options Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
Paul M. Galvin	10/1/2021	—		—	—	—	306,250	(9)	$575,750
	3/22/2019	—		—	—	—	590	(7)	$1,110
	3/30/2018	4,108	(5)	—	92.20	3/30/2028	—		—
	3/10/2017	5,298	(1)	—	$100.00	3/10/2027	—		—
	3/10/2017	3,973	(1)	—	$120.00	3/10/2027	—		—
	1/30/2017	4,841	(2)	—	$60.00	1/30/2027	—		—
	11/01/2016	4,914	(3)	—	$60.00	11/01/2026	—		—
	11/01/2016	667	(4)	—	$60.00	11/01/2026	—		—

William Rogers	10/1/2021	—		—	—	—	175,000	(10)	$329,000

Gerald Sheeran(11)	10/1/2021	—		—	—	—	87,500	(9)	164,500
	09/23/2020	—		—	—	—	25,000	(8)	32,696
	03/30/2018	1,250	(6)	—	$92.20	3/30/2028	—		—

____________

(1)     In connection with a public offering by the Company, completed in June 2017, Mr. Galvin was granted performance-based option awards, to vest upon the completion of certain conditions. A portion of the shares were granted at an exercise price to equal the price per share at which the public purchased shares in the offering ($100.00 per share), while the remainder were granted at an exercise price equal to 120% of such price per share ($120.00 per share). In September 2017, the Compensation Committee determined that each of Mr. Galvin met his respective performance conditions, and the option awards vested in full.

(2)      With respect to Mr. Galvin, 990 options vested on the grant date, while the remaining 3,851 vested in equal quarterly installments on the last day of each fiscal quarter following the date of grant over a two-year period. All options vested in full as of December 31, 2018.

(3)      Of these options, 2,184 vested on the grant date, while the remainder vest in three equal installments of 910 on the three anniversaries following the grant date. Such options vested in full as of November 1, 2019.

(4)      Mr. Galvin received these options in connection with their service as directors of the Company. The options vested in equal quarterly installments on the last day of each fiscal quarter following the date of grant and vested in full as of September 30, 2017.

(5)      These options vest in equal quarterly installments over a two year period, beginning March 31, 2018, and vested in full as of December 31, 2019.

(6)      These options vest in equal quarterly installments over a three year period, beginning March 30, 2018, and vest in full as of March 31, 2021.

(7)      The shares subject to these restricted stock units vest in three equal installments over a three year period, beginning December 31, 2020, and vest in full as of December 31, 2022.

(8)      The shares subject to these restricted stock units vest over a two year period with 1/3 due at grant, 1/3 on the one year anniversary of the grant date and 1/3 on the two year anniversary of the grant date, beginning September 23,2020, and vest in full as of September 23, 2022.

(9)      The shares subject to these restricted stock units vest in quarterly installments over a two year period, beginning October 1, 2021, and vest in full as of September 30, 2023.

(10)    The shares subject to these restricted stock units vest in equal monthly installments over a two year period, beginning October 1, 2021, and vest in full as of September 30, 2023.

(11)    Mr. Sheeran’s employment terminated on May 12, 2022.

EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2021, the following securities issued under equity compensation were outstanding:

Plan Category	Number of Shares Issuable Upon Exercise of Outstanding Options, Warrants or Rights (a)(1)	Weighted- Average Exercise Price of Outstanding Options (b)	Number of Shares Remaining Available for Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a))(c)(2)
Equity compensation plans approved by security holders	$2,256,950	$78.71	$1,343,377
Equity compensation plans not approved by security holders	—	—	—
Total	$2,256,950	$78.71	$1,343,377

____________

(1)      Includes 36,436 shares issuable upon the exercise of options and 2,220,514 shares issuable upon the vesting of restricted stock units outstanding under the SG Blocks, Inc. Stock Incentive Plan.

(2)      Represents shares available for issuance under the SG Blocks, Inc. Stock Incentive Plan.

DIRECTOR COMPENSATION

Compensation Program

Our director compensation program is designed to attract and retain highly qualified directors and align their interests with those of our stockholders. We compensate directors who are not employed by the Company with a combination of cash and equity awards. Mr. Galvin did not receive any compensation for serving on our Board in 2021.

The Compensation Committee reviews the director compensation program and recommends proposed changes for approval by the Board. As part of this review, the Compensation Committee considers the significant amount of time expended, and the skill level required, by each director not employed by the Company in fulfilling his or her duties on the Board, each director’s role and involvement on the Board and its committees and the market compensation practices and levels of our peer companies.

During its annual review of the director compensation program in 2021, the Compensation Committee considered an analysis prepared in 2020 by its independent consultant, Haigh & Company, which summarized director compensation trends for independent directors and pay levels at the same peer companies used to evaluate the compensation of our named executive officers. Following this review, and after considering the advice of Haigh & Company about market practices and pay levels, the Compensation Committee recommended, and the Board approved, the new compensation program for 2020 non-employee directors described below, which following a review of the 2020 analysis provided by Haig & Company remained in effect during 2021.

Cash Fees

The following table sets forth the cash fee schedule for compensating non-employee directors from January 2021 through December 2021:

1/21 – 12/21
Annual Board Retainer	$40,000
Lead Independent Director	$12,500
Audit Committee Chair	$12,500
Compensation Committee Chair	$12,500
Nominating, Environmental, Social and Corporate Governance Committee Chair	$7,500

The above fees are to be paid quarterly in four equal installments, to each person serving as a non-employee director at the time when such payment is made. Non-employee directors may choose to receive the annual Board retainer as equity in restricted stock units (“RSUs”), in, effective January 15 of the year in which the annual cash retainer is otherwise earned. Among other things, each RSU granted represents the right to receive one share of Common Stock; vests one year after grant, subject to the recipient’s continued service as a director of the Company through such date; and is payable six months after the termination of the director from the Board or death or disability. Directors receive no additional per-meeting fee for Board or committee meeting attendance.

Annual Equity Awards

In addition, pursuant to the Plan, during 2021 non-employee directors received an annual grant of 11,834 RSUs (the “Equity Awards”), with a grant date value of approximately $40,000. The RSUs were issued on October 1, 2021 and vest monthly over one year from the date of grant and, if earlier, in full on the date of the 2022 Annual Meeting of Shareholders.

Additional Compensation

In connection with special committees that the Board may form from time to time in connection with various transactions or undertakings, the Board may award additional compensation to the directors, in its discretion, for membership on such special committees. The Board may, from time to time, grant additional merit-based cash or equity compensation to non-employee directors for extraordinary service. All directors are reimbursed for expenses incurred in connection with each Board and committee meeting attended.

DIRECTOR COMPENSATION TABLE

The following table sets forth information regarding all forms of compensation that were both earned by and paid to our non-employee directors during the year ended December 31, 2021. The compensation arrangements for Mr. Galvin is disclosed in the Summary Compensation Table set forth in the “Executive Compensation” section of this Annual Report on Form 10-K. Mr. Galvin did not receive compensation for his services as a director during the year ended December 31, 2021.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)	All Other Compensation ($)	Total
Yaniv Blumenfeld	$40,000	$39,999	$—	$79,999
Maggie Coleman	$50,000	$39,999	$—	$89,999
Christopher Melton	$62,500	$39,999	$—	$102,499
Joseph Safina	$23,333	$39,999	$—	$63,332
David Villarreal	$37,917	$39,999	$—	$77,916

__________

(1)      This column indicates the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“FASB ASC Topic 718”), of the RSUs granted in April and November 2020. See “Note 19 — Share-based Compensation” of the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2021 for an explanation of the assumptions made in valuing these awards.

(2)      Does not include $66,295.53 paid to a company controlled by Mr. Blumenfeld for development work related to the Company’s Lago Vista project and $75,000 in consulting fees paid to Mr. Blumenfeld’s spouse $75,000 in connection with the Company’s Covid 19 testing program.

(3)      Mr. Safina and Mr. Villarreal joined the Board in May 2021.

The aggregate number of option and stock awards outstanding (including exercisable and unexercised stock options and vested and unvested RSUs) as of December 31, 2021 for each non-employee director was as follows:

Name	Option Awards (#)	Stock Awards (#)
Yaniv Blumenfeld	—	30,625
Maggie Coleman	—	32,754
Christopher Melton	833	30,625
Joseph Safina	—	11,834
David Villarreal	—	11,834

OTHER INFORMATION REGARDING THE COMPANY

Security Ownership of Certain Beneficial Owners and Management

Unless otherwise indicated the mailing address of each of the stockholders below is c/o SG Blocks, Inc., 5011 Gate Parkway, Building 100, Suite 100, Jacksonville, Florida 32256. Except as otherwise indicated, and subject to applicable community property laws, except to the extent authority is shared by both spouses under applicable law, the Company believes the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

The following table sets forth the number of shares of Common Stock beneficially owned as of September 1, 2022 by: (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock; (ii) each director of the Company; (iii) each executive officer of the Company; and (iv) all directors and executive officers of the Company as a group.

As of September 1, 2022, we had 12,050,206 shares of common stock outstanding.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Name of Beneficial Owner(1)	Common Stock	Shares subject to Options & RSU	Total Number of Shares Beneficially Owned	Percentage Ownership
Executive Officers & Directors
Paul M. Galvin, Chairman and Chief Executive Officer(2)	6,170	583,902	590,072	5%
Yaniv Blumenfeld, Director(3)	1,556	29,639	31,195	*
Christopher Melton, Director(4)	557	30,472	31,029	*
Maggie Coleman, Director(5)	—	28,808	28,808	*
William Rogers(6)	—	129,167	129,167	*
Gerald Sheeran, Former Acting Chief Financial Officer(7)	417	129,250	129,667	*
Joseph Safina, Director(8)	—	10,848	10,848	*
David Villarreal, Director(9)	—	10,848	10,848	*

All Current Executive Officers and Directors, as a group (7) persons)	9,522	1,029,000	1,038,522	8%

5% or Greater Stockholders
E. Bryan Bagley(10)	626,500	—	626,500	5.2%
Group One Trading, LP(11)	1,307,907		1,307,907	10.9%

__________

*        Less than 1% ownership interest.

(1)      The number of shares and the percent beneficially owned by each entity or individual are based upon 12,050,206 shares of common stock outstanding and assume the exercise of all exercisable options and vesting of all outstanding time-based restricted stock units (including those that would be exercisable or vested within 60 days of September 1, 2022). The percent beneficially owned is a fraction, the numerator of which is the number of shares of common stock beneficially owned by each entity or individual (including any exercisable options, as described herein) and the denominator of which is the number of outstanding shares of common stock plus the number of shares of common stock which would be issued upon (i) exercise by the subject entity or individual of such entity or individual’s own options and warrants and (ii) vesting of outstanding time-based restricted stock units. This method of computing the percent beneficially owned results in the aggregate ownership percentages of all owners exceeding 100%.

(2)      Includes 5,663 shares of common stock held directly by Mr. Galvin and 507 shares held by TAG Partners, LLC (“TAG”), an investment partnership formed for the purpose of investing in the Company. Mr. Galvin is a managing member of and has a controlling interest in TAG and may be deemed to beneficially own the share of common stock held by TAG, over which he has shared voting and dispositive power. Mr. Galvin disclaims beneficial ownership of the shares of common stock held by TAG except to the extent of his pecuniary interest therein. Also includes 23,800 options to purchase our common shares presently exercisable or exercisable within 60 days of September 1, 2022. Includes 560,102 in vested RSUs and does not include 175,590 unvested RSUs that will not vest within 60 days of September 1, 2022.

(3)      Includes 1,556 shares of common stock directly held by Mr. Blumenfeld. Includes 29,639 in vested RSUs and does not include 986 unvested RSUs that will not vest within 60 days of September 1, 2022.

(4)      Includes 20 shares of common stock held in Mr. Melton’s retirement account, which Mr. Melton indirectly owns, and 537 shares of common stock held directly by Mr. Melton. Includes 833 options held by Mr. Melton to purchase our common stock presently exercisable or exercisable within 60 days of April 11, 2022. Includes 29,639 in vested RSUs and does not include 986 unvested RSUs that will not vest within 60 days of September 1, 2022.

(5)      Includes 28,808 in vested RSUs and does not include 3,946 unvested RSUs that will not vest within 60 days of September 1, 2022.

(6)      Includes 129,167 in vested RSUs and does not include 108,333 unvested RSUs that will not vest within 60 days of September 1, 2022.

(7)     Includes 417 shares of common stock held by Mr. Sheeran. Also includes 1,250 options to purchase common stock presently exercisable or exercisable within 60 days of April 11, 2022. Includes 128,000 in vested RSUs and does not include 50,000 unvested RSUs that will not vest within 60 days of September 1, 2022. Mr. Sheeran’s employment was terminated on May 12, 2022.

(8)      Includes 10,848in vested RSUs and does not include 986 unvested RSUs that will not vest within 60 days of September 1, 2022.

(9)      Includes 10,848 in vested RSUs and does not include 986 unvested RSUs that will not vest within 60 days of September 1, 2022.

(10)    Share ownership information is based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on November 29, 2021 by E. Bryan Bagley. E. Bryan Bagley has sole voting and dispositive power with regard to 316,500 shares of our common stock and shares voting and shares dispositive power with respect to 310,000 shares of our common stock. The principal business address for E. Bryan Bagley is 1470 Arlington Drive, Salt Lake City, Utah 84103.

(11)    Share ownership information is based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on June 3, 2022 The principal business address for Group One Trading, LP is 425 S. Financial Place, Suite 3400, Chicago, Illinois 60605.

PROPOSAL 3 — AMENDMENT TO THE SG BLOCKS, INC. STOCK INCENTIVE PLAN

The Plan was initially approved by the Board of Directors and our stockholders in January 2017. The Plan, as adopted, reserved an aggregate of 75,000 shares of Common Stock (1,500,000 shares on a pre-stock split basis) for issuance and was amended by Amendment No. 1 for an increase to 125,000 shares of Common Stock (1,000,000 shares on a pre-stock split basis) on June 1, 2018, was further amended by Amendment No. 2 for an increase to 1,125,000 shares of Common Stock, and was further amended by Amendment No. 3 for an increase to 3,625,000. The Board of Directors requests that stockholders approve an additional amendment to the Plan (the “Amendment”) to increase the maximum number of shares of Common Stock available for issuance of awards under the Plan by 1,000,000 shares to 4,625,000 shares. The Company implemented a reverse stock split of its shares of common stock at a ratio of one-for-twenty, which was effective on February 5, 2020.

As of the Record Date, 179,547 shares remained available for grant under the Plan.

Reasons for the Proposed Amendment

The Board of Directors recommends that stockholders vote “FOR” the adoption of the Amendment to the Plan to increase the number of authorized shares. In making such recommendation, the Board of Directors considered a number of factors, including the following:

•        Equity-based compensation awards are a critical element of our overall compensation program. We believe that our long-term incentive compensation program aligns the interests of management, employees and the stockholders to create long-term stockholder value. The amendment to the Plan will allow us to continue to attract, motivate and retain our officers, key employees, non-employee directors and consultants.

•        We believe the current amount of shares remaining available for grant under the Plan are not sufficient in light of our compensation structure and strategy, and that the additional 1,000,000 shares being sought will ensure that we continue to have a sufficient number of shares authorized and available for future awards issued under the Plan.

Stockholders are asked to approve the amendment to the Plan to satisfy Nasdaq requirements relating to stockholder approval of equity compensation and to qualify certain stock options authorized under the Plan for treatment as incentive stock options under Section 422 of the Internal Revenue Code.

Share Usage and Key Data

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee monitors our annual stock award Burn Rate and Overhang (each as defined below), among other factors, in its efforts to maximize stockholders’ value by granting what, in the Committee’s judgment, are the appropriate number of equity incentive awards necessary to attract, reward, and retain employees, non-employee directors and consultants. The table below illustrates our Burn Rate and Overhang under our Plan for the past three fiscal years with details of each calculation noted below the table.

	2021	2020	2019
Burn Rate(1)	11.15%	10.37%	2.20%
Overhang(2)	15.04%	11.57%	9.74%

____________

(1)      Burn Rate is (number of shares subject to equity awards granted during a fiscal year)/(total common shares outstanding for that fiscal year).

(2)      Overhang is (number of shares subject to outstanding awards at the end of a fiscal year + number of shares available for new awards under incentive plan)/(number of shares subject to outstanding awards at the end of the fiscal year + number of shares available for new awards under incentive plan + total common shares outstanding for that fiscal year).

Text of the Amendment

The proposed amendment to our Plan (Amendment No. 4) is attached hereto as Appendix A.

Summary of the Plan

The Plan authorizes us to grant equity-based and cash-based incentive compensation in the form of stock options, stock appreciation rights (or “SARs”), restricted shares, restricted share units, other share-based awards and cash-based awards, for the purpose of providing the Company’s employees, officers, consultants and non-employee directors with incentives and rewards for performance. The principal features of the Plan are summarized below; such summary does not purport to be a complete description of the Plan.

Types of Awards

The Plan authorizes the issuance of awards in the form of stock options (which may be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code or nonqualified stock options), SARs, restricted shares, restricted share units, other share-based awards and cash-based awards.

Administration

The Plan is administered by our Compensation Committee, which, to the extent required by applicable law or stock exchange listing standards, will consist entirely of two or more individuals who are “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act and “independent directors” within the meaning of the applicable rules of any securities exchange on which the shares are listed. The Compensation Committee can make rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate and may delegate any of its authority to one or more directors or executive officers of the Company, to the extent permitted by applicable laws. However, our Board of Directors reserves the authority to administer and issue awards under the Plan.

Eligibility

The Plan provides for awards to our non-employee directors and to our officers, employees and consultants, except that incentive stock options may only be granted to our employees. It is currently anticipated that approximately ten employees and consultants and six non-employee directors will be eligible for awards under the Plan.

Shares Available

If our stockholders approve the Amendment to the Plan, the maximum number of shares of our Common Stock that may be issued or transferred with respect to awards under the Plan will be 4,625, shares (all of which may be granted as incentive stock options), subject to adjustment as provided below. Shares issued under the Plan may include authorized but unissued shares, treasury shares, shares purchased in the open market or a combination of the foregoing.

Shares underlying awards that are settled in cash or that terminate or are forfeited, cancelled or surrendered without the issuance of shares or the release of a substantial risk of forfeiture will again be available for issuance under the Plan, as will shares tendered in payment of the exercise price of a stock option, shares withheld to satisfy a tax withholding obligation with respect to any award and shares that are repurchased by us with stock option proceeds. Shares granted through awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by us or with which we directly or indirectly combines will not count against the share limit above, except as may be required by the rules and regulations of any applicable stock exchange or trading market.

Non-Employee Director Award Limit

The Plan provides that the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards granted to any non-employee director under the Plan during any single calendar year, taken together with any cash fees paid to that person during the calendar year, may not exceed $150,000.

Stock Options

Subject to the terms and provisions of the Plan, options to purchase shares may be granted to eligible individuals at any time and from time to time as determined by the Compensation Committee. Options may be granted as incentive stock options (all of the shares available for issuance under the Plan may be issued pursuant to incentive stock options) or as nonqualified stock options. Subject to the limits provided in the Plan, the Compensation Committee, or its delegate, determines the number of options granted to each recipient. Each option grant will be evidenced by a stock option agreement that specifies whether the options are intended to be incentive stock options or nonqualified stock options and such additional limitations, terms and conditions as the Compensation Committee may determine.

The exercise price for each option may not be less than 100% of the fair market value of a share on the date of grant. As of the Record Date, the closing price of a share of Common Stock was $2.24.

All options granted under the Plan will expire no later than 10 years from the date of grant. The method of exercising an option granted under the Plan will be set forth in the stock option agreement for that particular option and may include payment of cash or cash equivalent, tender of previously acquired shares with a fair market value equal to the exercise price, a cashless exercise (including withholding of shares otherwise deliverable on exercise or a broker-assisted arrangement as permitted by applicable laws), a combination of the foregoing methods or any other method approved by the Compensation Committee in its discretion.

Stock Appreciation Rights

The Compensation Committee in its discretion may grant SARs under the Plan. A SAR entitles the holder to receive from the Company, upon exercise, an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares that are the subject of such SAR, over the aggregate exercise price for the underlying shares.

The exercise price for each SAR may not be less than 100% of the fair market value of a share on the date of grant.

We may make payment of the amount to which the participant exercising SARs is entitled by delivering shares, cash or a combination of stock and cash as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine.

Restricted Shares

Under the Plan, the Compensation Committee may grant or sell to plan participants shares that are subject to forfeiture and restrictions on transferability. Except for these restrictions and any others imposed by the Compensation Committee, upon the grant of restricted shares, the recipient will have the rights of a stockholder with respect to the restricted shares, including the right to vote the restricted shares and to receive all dividends and other distributions paid or made with respect to the restricted shares. During the applicable restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted shares. Each restricted shares award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the Compensation Committee may determine.

Restricted Share Units

Under the Plan, the Compensation Committee may grant or sell to plan participants restricted share units, which constitute an agreement to deliver shares to the participant in the future at the end of a restriction period and subject to such other terms and conditions as the Compensation Committee may specify. Restricted share units are not shares and do not entitle the recipients to the rights of a stockholder. Restricted share units granted under the Plan may or may not be subject to performance conditions. Restricted share units will be settled in cash or shares, in an amount based on the fair market value of a share on the settlement date. Each restricted share unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine, which may include restrictions based upon the achievement of performance objectives.

Other Share-Based Awards

The Plan also provides for grants of other share-based awards under the Plan, which may include unrestricted shares or time-based or performance-based unit awards that are settled in shares or cash. Each other share-based award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine.

Dividend Equivalents

Awards may provide the participant with dividend equivalents, on any of a current, deferred or contingent basis, and either in cash or in additional shares, as determined by the Compensation Committee in its sole discretion and set forth in the related award agreement. However, no dividend equivalents shall be granted with respect to shares underlying a stock option or SAR.

Performance Objectives

The plan provides that performance objectives may be established by the Compensation Committee, in its discretion, in connection with any award granted under the Plan. Performance objectives may relate to performance of the Company or one or more of our subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products or the performance of an individual participant, and performance objectives may be made relative to the performance of a group of companies or a special index of companies.

For example, without limiting the Compensation Committee’s discretion, performance objectives may be based on the attainment of specified levels of one or more performance criteria, which may include (but shall not be limited to) the following criteria: revenues, weighted average revenue per unit, earnings from operations, operating income, earnings before or after interest and taxes, operating income before or after interest and taxes, net income, cash flow, earnings per share, debt to capital ratio, increase in market capitalization, economic value added, return on total capital, return on invested capital, return on equity, return on assets, total return to stockholders, earnings before or after interest, taxes, depreciation, amortization or extraordinary or special items, operating income before or after interest, taxes, depreciation, amortization or extraordinary or special items, return on investment, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital, operating margin, profit margin, contribution margin, stock price and/or strategic business criteria consisting of one or more objectives based on meeting specified product development, strategic partnering, research and development, market penetration, geographic business expansion goals, cost targets, customer satisfaction, gross or net additional customers, average customer life, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.

Change in Control

In the event of a change in control of the Company, the Compensation Committee, in its sole discretion, may take such actions, if any, as it deems necessary or desirable with respect to any outstanding award, without the consent of any affected participant. Those actions may include, without limitation: (a) acceleration of the vesting, settlement, and/or exercisability of an award; (b) payment of a cash amount in exchange for the cancellation of an award; (c) cancellation of stock options or SARs without any payment if the fair market value per share on the date of the change in control does not exceed the exercise price per share of the applicable award; or (d) issuance of substitute awards that substantially preserve the value, rights and benefits of any affected awards.

For purposes of the Plan, a change in control generally means (except as otherwise provided in the applicable award agreement): (a) the acquisition of effective control of more than 50% of the voting securities of the Company (other than by means of conversion or exercise of convertible debt or equity securities of the Company); (b) the Company merges into or consolidates with any other person, or any person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the Company or the successor entity of such transaction; or (c) the Company sells or transfers all or substantially all of its assets to another person and the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the acquiring entity immediately after the transaction.

Forfeiture of Awards

Awards granted under the Plan also may be subject to forfeiture or repayment to us as provided pursuant to any compensation recovery policy that we may adopt.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spin off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Compensation Committee will adjust the number and kind of shares that may be delivered under the Plan, the individual award limits and, with respect to outstanding awards, the number and kind of shares subject to outstanding awards and the exercise price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Compensation Committee may, in its discretion, make such equitable adjustment as described in the foregoing sentence to prevent dilution or enlargement of rights. However, unless otherwise determined by the Compensation Committee, we will always round down to a whole number of shares subject to any award. Moreover, in the event of any such transaction or event, the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

Transferability

Except as the Compensation Committee otherwise determines, awards granted under the Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Compensation Committee, stock options and SARs will be exercisable during a participant’s lifetime only by him or her or, in the event of the participant’s incapacity, by his or her guardian or legal representative. Any award made under the Plan may provide that any shares issued as a result of the award will be subject to further restrictions on transfer.

Term of Plan and Amendment

Unless earlier terminated by our Board of Directors, the Plan will expire on October 25, 2026, and no further awards may be made under the Plan after that date. However, any awards granted under the Plan prior to its termination will remain outstanding thereafter in accordance with their terms.

Our Board of Directors may amend, alter or discontinue the Plan at any time, with stockholder approval to the extent required by applicable law (including applicable stock exchange rules). No such amendment or termination, however, may adversely affect in any material way any holder of outstanding awards without his or her consent, except for amendments made to cause the plan to comply with applicable law, stock exchange rules or accounting rules, and no award may be amended or otherwise subject to any action that would be treated as a “repricing” of such award, unless such action is approved by our stockholders.

U.S. Federal Income Tax Consequences

The following is a brief summary of the general U.S. federal income tax consequences relating to the Plan. This summary is based on U.S. federal tax laws and regulations in effect on the date of this Proxy Statement and does not purport to be a complete description of the U.S. federal income tax laws.

Incentive Stock Options.    Incentive stock options are intended to qualify for special treatment available under Section 422 of the Internal Revenue Code. A participant who is granted an incentive stock option will not recognize ordinary income at the time of grant. A participant will not recognize ordinary income upon the exercise of an incentive stock option provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the grant date of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant’s employment is terminated due to permanent and total disability).

If the participant does not sell or otherwise dispose of the shares of Common Stock acquired upon the exercise of an incentive stock option within two years from the grant date of the incentive stock option or within one year after he or she receives the shares of Common Stock, then, upon disposition of such shares of Common Stock, any amount recognized in excess of the exercise price will be taxed to the participant as a capital gain. The participant will generally recognize a capital loss to the extent that the amount recognized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares of Common Stock in an amount equal to the lesser of (i) the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price or (ii) the excess, if any, of the amount recognized upon disposition of the shares of Common Stock over the exercise price. Any amount recognized in excess of the value of the shares of Common Stock on the date of exercise will be capital gain. If the amount recognized is less than the exercise price, the participant generally will recognize a capital loss equal to the excess of the exercise price over the amount recognized upon the disposition of the shares of Common Stock.

The rules described above that generally apply to incentive stock options do not apply when calculating any alternative minimum tax liability. The rules affecting the application of the alternative minimum tax are complex, and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from incentive stock options.

Nonqualified Stock Options.    A participant will not recognize ordinary income when a nonqualified stock option is granted. When a nonqualified stock option is exercised, a participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock that the participant purchased over the exercise price he or she paid.

Stock Appreciation Rights.    A participant will not recognize ordinary income when a SAR is granted. When a SAR is exercised, the participant will recognize ordinary income equal to the cash and/or the fair market value of shares of Common Stock the participant receives.

Restricted Shares.    A participant who has been granted restricted shares will not recognize ordinary income at the time of grant, assuming that the underlying shares of Common Stock are not transferable and that the restrictions create a “substantial risk of forfeiture” for federal income tax purposes and that the participant does not make an election under Section 83(b) of the Internal Revenue Code. Generally, upon the vesting of restricted shares, the participant will recognize ordinary income in an amount equal to the then fair market value of the shares of Common Stock, less any consideration paid for such shares of Common Stock. Any gains or losses recognized by the participant upon disposition of the shares of Common Stock will be treated as capital gains or losses. However, a participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to have income recognized at the date of grant of a restricted share award equal to the fair market value of the shares of Common Stock on the grant date (less any amount paid for the restricted shares) and to have the applicable capital gain holding period commence as of that date.

Restricted Share Units.    A participant generally will not recognize ordinary income when restricted share units are granted. Instead, a participant will recognize ordinary income when the restricted share units are settled in an amount equal to the fair market value of the shares of Common Stock or the cash he or she receives, less any consideration paid.

Other Share-Based Awards.    Generally, participants will recognize ordinary income equal to the fair market value of the shares of Common Stock subject to other share-based awards when they receive the shares of Common Stock.

Cash-Based Awards.    Generally, a participant will recognize ordinary income when a cash-based award is settled in an amount equal to the cash he or she receives.

Sale of Shares.    When a participant sells shares of Common Stock that he or she has received under an award, the participant will generally recognize long-term capital gain or loss if, at the time of the sale, the participant has held the shares of Common Stock for more than one year (or, in the case of a restricted share award, more than one year from the date the restricted shares vested unless the participant made an election pursuant to Section 83(b) of the Internal Revenue Code, described above). If the participant has held the shares of Common Stock for one year or less, the gain or loss will be a short-term capital gain or loss.

Section 409A of the Tax Code.    In 2004, the Internal Revenue Code was amended to add Section 409A, which created new rules for amounts deferred under nonqualified deferred compensation plans. Section 409A includes a broad definition of nonqualified deferred compensation plans which may extend to various types of awards granted under the Plan. If an award is subject to, but fails to comply with, Section 409A, the participant would generally be subject to accelerated income taxation, plus a 20% penalty tax and an interest charge. The Company intends that awards granted under the Plan will either be exempt from, or will comply with, Section 409A.

Tax Deductibility of Compensation Provided Under the Plan.    When a participant recognizes ordinary compensation income as a result of an award granted under the Plan, the Company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law.

For example, Section 162(m) of the Internal Revenue Code disallows the deduction of certain compensation in excess of $1.0 million per year payable to any of the “covered employees” of a public company. The Compensation Committee has granted stock options under the Plan that were intended to be exempt from the $1 million deduction limit of Section 162(m). However, as a result of changes to Section 162(m) pursuant to the Tax Cuts and Jobs Act, which was enacted on December 22, 2017, compensation paid in 2018 or a later fiscal year to one of our covered employees generally will not be deductible by the Company to the extent that it exceeds $1.0 million, except as otherwise permitted by applicable transition rules.

Further, to the extent that compensation provided under the Plan may be deemed to be contingent upon a change in control of the Company, a portion of such compensation may be non-deductible by the Company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Plan Benefits.    Because it is within the discretion of the Compensation Committee to determine which non-employee directors, employees and consultants will receive awards and the amount and type of awards received, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the Plan or the amount of the awards except that we have adopted a non-employee director compensation policy that provides that on the date of the annual meeting of stockholders each non-employee director will receive RSU’s having a value of $50,000, which grant will not be made unless this proposal is approved.

Interests of Directors and Executive Officers.    Our current directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the Plan.

Existing Plan Benefits

The following table sets forth information with respect to options and restricted stock units (both unvested and vested), previously granted under the Plan as of the record date.

Name and position	Number of RSUs Granted	Number of Shares Underlying Options Granted
Paul Galvin, Chief Executive Officer	735,692	23,800
Gerald Sheeran, Former Acting Chief Financial Officer	178,000	1,250
William Rogers, Chief Operating Officer	—	—
All Current Executive Officers as a Group (2 persons)(1)	913,692	25,701
All Current Nonemployee Directors as a Group (5 persons)	117,672	833
All Current Non-Executive Officer Employees Group	320,919	5,903
Total

____________

(1)      Mr. Sheeran’s employment was terminated on May 12, 2022.

Registration with the Securities and Exchange Commission.    After approval of the Amendment to the Plan by our stockholders, we intend to file with the SEC a Registration Statement on Form S-8 relating to the additional shares reserved for issuance under the Plan.

New Plan Benefits

As of the date of this proxy statement, we are unable to determine any grants of awards under the Plan that will be made.

Interests of Directors and Executive Officers

Our directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the Plan.

Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy at the 2022 Annual Meeting is required to approve the Amendment to the Plan. Abstentions will have the same effect as a vote against the proposal and broker non-votes will not be counted for purposes of determining the number of shares represented and voted on this proposal in the meeting and, accordingly, will not affect the outcome of this proposal. Shares represented by properly executed proxies of record holders will be voted, if specific instructions are not otherwise given, in favor of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE SG BLOCKS, INC. STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER IN AN AMOUNT OF 1,000,000 SHARES, FROM 3,625,000 TO 4,625,000 SHARES.

PROPOSAL 4 — ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are providing stockholders with the opportunity to cast an advisory, non-binding vote regarding the compensation of our named executive officers. The advisory stockholder vote to approve the compensation of our named executive officers is often referred to as the “say-on-pay vote.” This say-on-pay vote will not be binding on us, the Board of Directors, or the Compensation Committee. The most recent advisory vote on named executive officer compensation was held at our 2021 Annual Meeting, and our stockholders voted in favor of the compensation of our named executive officers. At the 2018 Annual Meeting, stockholders approved, by advisory vote, an annual frequency for future advisory votes on the compensation of our named executive officers. This advisory vote was accepted by our Board of Directors. Stockholders are expected to have the opportunity to vote on the frequency of future votes on named executive officer compensation, which will occur no later than the Company’s 2024 Annual Meeting of Stockholders.

This proposal allows our stockholders to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or any single compensation philosophy, policy or practice, but rather the overall compensation of our named executive officers as described in this proxy statement.

We are asking our stockholders to indicate their support for the compensation of our named executive officers by voting “FOR” the following advisory, non-binding resolution at our Annual Meeting:

“RESOLVED, that the stockholders of SG Blocks, Inc. approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

While the Board of Directors values the opinions of our stockholders, this vote is advisory and is not binding on the Company, the Board of Directors or the Compensation Committee. We will consider the results of the vote, along with other relevant factors, when evaluating our executive compensation practices and considering future executive compensation arrangements.

Vote Required

This proposal requires the affirmative vote of a majority of the total number of shares present in person or represented by proxy at the meeting and entitled to vote on this matter. Abstentions will count as a vote “AGAINST” this proposal, and broker non-votes will have no effect on the vote. Shares represented by properly executed proxies of record holders will be voted, if specific instructions are not otherwise given, in favor of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, PURSUANT TO THE ABOVE NON-BINDING RESOLUTION.

NO DISSENTERS’ RIGHTS

The corporate actions described in this proxy statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors of Directors of SG Blocks knows of no other matters to be presented for stockholder action at the 2022 Annual Meeting. However, other matters may properly come before the 2022 Annual Meeting or any adjournment or postponement thereof. If any other matter is properly brought before the 2022 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to SG Blocks will be voted in accordance with the recommendation of the Board of Directors.

ANNUAL REPORT/FORM 10-K

SG Blocks’ 2021 Annual Report on Form 10-K for the year ended December 31, 2021 is being mailed to certain stockholders concurrently with this proxy statement. Copies of the Company’s Annual Report on Form 10-K as filed with the SEC and any amendments thereto may be obtained without charge by writing to SG Blocks, Inc., 5011 Gate Parkway, Building 100, Suite 100, Jacksonville, Florida 32256, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.sgblocks.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more SG Blocks stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: SG Blocks, Inc., Attention: Corporate Secretary, 5011 Gate Parkway, Building 100, Suite 100, Jacksonville, Florida 32256 or by calling us at (646) 240-4235. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING

Inclusion of Proposals in our Proxy Statement Pursuant to SEC Rules

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement for our 2023 Annual Meeting of Stockholders. To be eligible for inclusion in our 2023 proxy statement, any such proposals must be delivered in writing to our Corporate Secretary at our principal executive offices no later than Friday, May 5, 2023 and must meet the requirements of Rule 14a-8 under the Exchange Act. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Stockholder Submission of Nominations

In addition, our bylaws have an advance notice procedure with regard to nominations for the election of directors and the proposal of business to be considered by stockholders to be held at an annual meeting of stockholders by any stockholder. In general, the Company will consider nominations for directors submitted by any stockholder or the proposal of business to be considered by stockholders only if such stockholder has given timely notice in proper written form, setting forth certain specified information. To be timely, notice must be received by the Chairman of the Board of Directors no later than the 60th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed this Proxy Statement. For the 2023 Annual Meeting of Stockholders, notice must be received no later than July 12, 2023 nor earlier than June 27, 2023. Notices of intent to nominate candidates for election as directors or other stockholder communications should be submitted to: SG Blocks, Inc., 5011 Gate Parkway, Building 100, Suite 100, Jacksonville, Florida 32256, Attention: Corporate Secretary. Any proxy granted with respect to the 2023 Annual Meeting of Stockholders will confer on the proxy holders discretionary authority to vote with respect to a stockholder proposal or director nomination if notice of such proposal or nomination is not received by our Corporate Secretary within the timeframe provided above.

Stockholder Communications

Stockholders may communicate with our Board of Directors or any individual director by sending correspondence addressed to the intended recipient at the following address: SG Blocks, Inc., 5011 Gate Parkway, Building 100, Suite 100, Jacksonville, Florida 32256. Your communications should indicate whether you are a stockholder of the Company. Depending on the subject matter, we will either forward the communication to the director or directors to whom it is addressed or attempt to handle the inquiry directly. If the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business or is similarly inappropriate, we will not forward the communication.

By Order of the Board of Directors,
/s/ Paul M. Galvin
Paul M. Galvin
Chairman and Chief Executive Officer

New York, New York
September 2, 2022

APPENDIX A

AMENDMENT NO. 4 TO THE SG BLOCKS, INC.
STOCK INCENTIVE PLAN

This Amendment No. 4 (this “Amendment”) to the SG Blocks, Inc. Stock Incentive Plan, as amended and restated on January 30, 2017, as amended by Amendment No. 1 dated June 1, 2018, Amendment No. 2 dated July 30, 2020, and Amendment No. 3 dated August 18, 2021 (the “Plan”), of SG Blocks, Inc., a Delaware corporation (the “Company”), is dated as of October ___, 2022, the date of approval by the Company’s stockholders (the “Effective Date”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Plan.

WHEREAS, the Company maintains the Plan to provide for certain equity incentive compensation awards to directors, officers, consultants and other key employees of the Company;

WHEREAS, the Plan currently provides for a maximum of 3,625,000 Shares that may be issued or delivered pursuant to Awards under the Plan; and

WHEREAS, the Board of Directors (the “Board”) and a majority of the stockholders (the “Stockholders”) of the Company have determined that it is in the best interests of the Company to amend the Plan to increase the maximum number of Shares that may be issued or delivered pursuant to Awards under the Plan by 1,000,000 shares, to 4,625,000 Shares.

NOW, THEREFORE, effective as of the Effective Date, the Plan shall be amended as follows:

I.       Section 3(a) of the Plan is hereby deleted in its entirety and replaced with the following:

a.      Shares Available for Awards. The maximum number of Shares that may be issued or delivered pursuant to Awards under the Plan shall be Four Million Six Hundred Twenty Five Thousand (4,625,000) (all of which may be granted with respect to Incentive Stock Options). Shares issued or delivered pursuant to an Award may be authorized but unissued Shares, treasury Shares, including Shares purchased in the open market, or a combination of the foregoing. The aggregate number of Shares available for issuance or delivery under the Plan shall be subject to adjustment as provided in Section 15.

IN WITNESS WHEREOF, the undersigned hereby certifies that this Amendment No. 4 was duly adopted by the Board and a majority of the Stockholders, effective as of the Effective Date.

SG BLOCKS, INC.
By:	/s/ Paul M. Galvin
Name:	Paul M. Galvin
Title:	Chief Executive Officer

A-1

ANNUAL MEETING OF STOCKHOLDERS OF SG BLOCKS, INC. October 14, 2022 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/23321 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20530303000000001000 4 101422 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED NOMINEES AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of Directors: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) Paul M. Galvin Yaniv Blumenfeld Christopher Melton Joseph Safina David Villarreal FOR AGAINST ABSTAIN 2. RATIFICATION OF APPOINTMENT OF WHITLEY PENN LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2022. 3. APPROVAL OF AN AMENDMENT TO THE COMPANY’S STOCK INCENTIVE PLAN (THE “PLAN”) TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO GRANT UNDER THE PLAN BY 1,000,000 SHARES. 4. APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (SAYON-PAY). INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, and FOR Proposal 2, Proposal 3 and Proposal 4. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF SG BLOCKS, INC. October 14, 2022 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/23321 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20530303000000001000 4 101422 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED NOMINEES AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE Election of Directors: NOMINEES: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) Paul M. Galvin Yaniv Blumenfeld Christopher Melton Joseph Safina David Villarreal FOR AGAINST ABSTAIN 2. RATIFICATION OF APPOINTMENT OF WHITLEY PENN LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2022. 3. APPROVAL OF AN AMENDMENT TO THE COMPANY’S STOCK INCENTIVE PLAN (THE “PLAN”) TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO GRANT UNDER THE PLAN BY 1,000,000 SHARES. 4. APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (SAYON-PAY). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, and FOR Proposal 2, Proposal 3 and Proposal 4. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ADMISSION TICKET SG BLOCKS, INC. Annual Meeting of Stockholders October 14, 2022 10:00 a.m. Local Time 200 Broadhollow Road, Suite 207 Melville, New York 11747 If you attend the Annual Meeting of Stockholders, please bring this Admission Ticket as well as a form of government issued photo identification. SG BLOCKS, INC. Proxy for Annual Meeting of Stockholders on October 14, 2022 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Paul M. Galvin as proxy to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of SG Blocks, Inc., to be held October 14, 2022 at 200 Broadhollow Road, Suite 207 Melville, New York 11747 and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side) 1.1 14475